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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2011 through December 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer AMT-Free
                       Municipal Fund
                       Annual Report | December 31, 2011

                       Ticker Symbols:
                       Class A   PBMFX
                       Class B   PBMUX
                       Class C   MNBCX
                       Class Y   PBYMX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         30
Notes to Financial Statements                                38
Report of Independent Registered Public Accounting Firm      46
Approval of Investment Advisory Agreement                    48
Trustees, Officers and Service Providers                     52


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities



2     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     3

Portfolio Management Discussion | 12/31/11

In the following interview, David Eurkus outlines the investment environment for tax-free bonds during Pioneer AMT-Free Municipal Fund's most recent annual reporting period ended December 31, 2011, as well as the Fund's performance, his investment strategy and his outlook. Mr. Eurkus, senior vice president and portfolio manager at Pioneer, is the lead portfolio manager of the Fund, which he co-manages with Timothy Pynchon, vice president portfolio manager at Pioneer.

Q How did the Fund perform during the 12 months ended December 31, 2011?

A For the 12 months ended December 31, 2011, Pioneer AMT-Free Municipal Fund's
  Class A shares returned 11.73% at net asset value, while the Fund's benchmark, the Barclays Capital Municipal Bond Index, returned 10.70%. During the same 12-month period, the average return of the 245 mutual funds in Lipper's General Municipal Debt Funds Category was 10.56%.

Q How would you describe the investing environment for tax-exempt bonds during the 12 months ended December 31, 2011?

A Coming into 2011, the municipal bond market was being negatively influenced by several events that took place late in 2010. Two of the most significant negative developments came from headlines regarding the uncertain fiscal health and solvency of some states and municipalities, and well-publicized remarks by one analyst predicting $200 to $400 billion in defaults on municipal securities in the first half of 2011 (an event that did not transpire). However, beginning in late January 2011, with municipal bond yields at very attractive levels when compared with taxable securities, even for investors in lower tax brackets, the municipal market staged a strong rally, which continued for much of 2011.

  Other positive factors for municipal issuers and their bonds during the 12 months ended December 31, 2011, included the fact that the U.S. economy continued to make steady, if slow, progress; an improving fiscal environment for states and municipalities, as municipal leaders were able to trim their budgets as needed and revenue streams began to improve for many states and cities; and technical factors that favored the municipal market, such as demand from both traditional and non-traditional fixed-income investors being strong throughout the year, while the supply of tax-exempt securities was muted on a historical basis. At the same time, municipal securities continued to register the second-lowest default rate among fixed-income asset classes, and a lower default rate than in the previous year.

  In the midst of a generally favorable fundamental and technical environment for municipal bonds during the 12-month period ended December 31, 2011,


4     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11
  macroeconomic factors also were a positive, as the U.S. Federal Reserve Board (the Fed) kept short-term interest rates near zero, and continuing economic turmoil in Europe meant that more fixed-income investors were looking to invest in credits here in the United States, including municipal bonds.

Q Could you discuss your overall investment strategy for the Fund during the 12 months ended December 31, 2011?

A Our principal strategy for the Fund is to purchase and hold discounted long-term municipal bonds, as those investments offer the highest yields in the tax-exempt marketplace. Despite the volatility that we witnessed in late 2010 and early 2011, on a long-term basis we continue to be comfortable with the Fund's long-duration stance (duration is a measure of a portfolio's price sensitivity to changes in interest rates). We believe that over the long term, our broadly diversified strategy will enable the Fund to outperform its benchmark and peers. The Fund also continues to have a strong focus on sectors vital to communities nationwide. The sectors include health care/ hospitals, transportation, and public and private education.

  During the 12-month period, we maintained our strong emphasis on overall portfolio quality. As of the close of the period, approximately 7% of the securities in the Fund's portfolio were rated AAA or the equivalent, and approximately 53% of the Fund's securities were rated A or better. In addition, the Fund's holdings are broadly diversified across a wide range of municipal bond sectors.

Q What were the most significant contributors to and detractors from the Fund's performance during the 12 months ended December 31, 2011?

A The largest contribution to Fund performance over the 12-month period came from positioning in long-maturity bonds as well as holdings in A-rated and Baa-rated issues, all of which performed extremely well. Additionally, our decision to maintain broad portfolio exposure to the state of California paid off handsomely, as the state's revenues continued to grow quarter-over-quarter, and California ended the year as the number one state for municipal bond total returns in 2011.

  The largest detractor from the Fund's performance during the 12-month period came from a small position in airport revenue bonds from Dallas/ Fort Worth International and Chicago's O'Hare International, which were related to American Airlines. Both sets of bonds defaulted following American's bankruptcy declaration in late November of 2011.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     5

Q What is your outlook as we head into 2012?

A In the coming months, we expect the technical environment for municipal investments to continue to be favorable, with limited supply and expected healthy demand. Supply should be pressured downward by the fact that a large volume of municipal bonds -- approximately $200 billion -- will come to maturity and be removed from the market in 2012, with industry analysts expecting only a 10% to 20% increase in tax-exempt bond issuance for this year as compared with 2011.

  Moreover, we continue to be encouraged by the improving credit posture for many states and municipalities, which helped to fuel the rally in tax-exempt bonds over the last several months of the Fund's fiscal year ended December 31, 2011. On average, state tax revenues have grown slowly, but steadily, and many states have made significant headway in reforming their pension systems. Improving U.S. economic data and the Fed's recent announcement that it expects to keep short-term interest rates near zero until 2014 represent additional positive signs regarding the relative attractiveness of long-term municipals.

  The Fund will continue to own select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well, and we will seek to avoid municipals that could falter due to budgetary problems on the part of their issuers. We will continue to closely monitor the Fund's holdings to ensure their integrity and quality, and the timely payment of principal and interest on the investments. The Fund remains broadly diversified*, with only very limited exposure to general obligation bonds, which are more tied to states' general revenues. The vast majority of Fund holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

  Going forward, we will continue to look for opportunities to lock in attractive yields for the Fund from high-quality, long-term tax-free bonds. We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate long-term investors who are seeking high income that is free from Federal taxes.

  *Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 16-29 for a full listing of Fund securities.


6     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     7

Portfolio Summary | 12/31/11

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                         7.4%
AA                                                         18.8%
A                                                          26.9%
BBB                                                        33.9%
BB                                                          6.7%
CCC                                                         0.5%
Not Rated                                                   5.8%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Health                                                    27.6%
Insured                                                   26.9%
Special Revenues                                           9.7%
Education                                                  8.4%
Various Revenues                                           8.1%
Pollution Control Revenue                                  5.2%
Power                                                      5.0%
Transportation                                             3.5%
General Obligation                                         2.3%
Housing                                                    1.4%
Escrowed                                                   1.4%
Water & Sewer                                              0.5%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

------------------------------------------------------------------------------------
 1.   California Statewide Communities Development Authority, 5.0%, 8/15/47   2.20%
------------------------------------------------------------------------------------
 2.   North Carolina Eastern Municipal Power, 6.0%, 1/1/22                    1.85
------------------------------------------------------------------------------------
 3.   Massachusetts State Housing Finance Agency, 5.4%, 12/1/28               1.78
------------------------------------------------------------------------------------
 4.   Public Authority For Colorado Energy, 6.5%, 11/15/38                    1.66
------------------------------------------------------------------------------------
 5.   Tampa-Hillsborough County Florida, 4.0%, 7/1/34                         1.62
------------------------------------------------------------------------------------
 6.   Texas Private Activities, 7.0%, 6/30/40                                 1.37
------------------------------------------------------------------------------------
 7.   Philadelphia, Pennsylvania Hospital, 5.0%, 7/1/34                       1.37
------------------------------------------------------------------------------------
 8.   FYI Properties, 5.5%, 6/1/39                                            1.31
------------------------------------------------------------------------------------
 9.   Tabacco Settlement Authority Washington, 6.625%, 6/1/32                 1.30
------------------------------------------------------------------------------------
10.   Phoenix Arizona Civic Import Corp., Floating Rate Note, 7/1/43          1.28
------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

Prices and Distributions | 12/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

------------------------------------------
     Class    12/31/11          12/31/10
------------------------------------------
       A       $13.40            $12.56
------------------------------------------
       B       $13.30            $12.48
------------------------------------------
       C       $13.29            $12.46
------------------------------------------
       Y       $13.37            $12.53
------------------------------------------

Distributions per Share: 1/1/11-12/31/11
--------------------------------------------------------------------------------

-----------------------------------------------------------------
             Net Investment        Short-Term        Long-Term
     Class      Income          Capital Gains     Capital Gains
-----------------------------------------------------------------
       A        $0.5950              $ --              $ --
-----------------------------------------------------------------
       B        $0.4775              $ --              $ --
-----------------------------------------------------------------
       C        $0.4902              $ --              $ --
-----------------------------------------------------------------
       Y        $0.6278              $ --              $ --
-----------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-13.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     9

Performance Update | 12/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.

 Average Annual Total Returns
 (As of December 31, 2011)
--------------------------------------------------------------------------------
                                               Net Asset       Public Offering
 Period                                        Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                       5.14%          4.66%
 5 Years                                        4.09           3.14
 1 Year                                        11.73           6.72
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
--------------------------------------------------------------------------------
                                               Gross           Net
--------------------------------------------------------------------------------
                                                0.85%          0.82%
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

         Pioneer AMT-Free       Barclays Capital
          Municipal Fund      Municipal Bond Index
12/01        $ 9,550                 $10,000
12/02        $10,502                 $10,960
12/03        $11,096                 $11,543
12/04        $11,701                 $12,060
12/05        $12,263                 $12,484
12/06        $12,901                 $13,088
12/07        $13,081                 $13,528
12/08        $11,138                 $13,193
12/09        $13,812                 $14,897
12/10        $14,109                 $15,252
12/11        $15,765                 $16,883

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class A shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2013 for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

Performance Update | 12/31/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

 Average Annual Total Returns
 (As of December 31, 2011)
-------------------------------------------------------------------------
                                                   If           If
 Period                                            Held         Redeemed
-------------------------------------------------------------------------
 10 Years                                           4.26%         4.26%
 5 Years                                            3.15          3.15
 1 Year                                            10.63          6.63
-------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
-------------------------------------------------------------------------
                                                   Gross        Net
-------------------------------------------------------------------------
                                                    1.68%         1.68%
-------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

         Pioneer AMT-Free       Barclays Capital
          Municipal Fund      Municipal Bond Index
12/01        $10,000                 $10,000
12/02        $10,906                 $10,960
12/03        $11,444                 $11,543
12/04        $11,969                 $12,060
12/05        $12,449                 $12,484
12/06        $12,991                 $13,088
12/07        $13,051                 $13,528
12/08        $11,015                 $13,193
12/09        $13,545                 $14,897
12/10        $13,714                 $15,252
12/11        $15,172                 $16,883

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class B shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     11

Performance Update | 12/31/11                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


 Average Annual Total Returns
 (As of December 31, 2011)
--------------------------------------------------------------------------
                                                   If            If
 Period                                            Held          Redeemed
--------------------------------------------------------------------------
 Life-of-Class
 (10/1/2003)                                        3.69%         3.69%
 5 Years                                            3.24          3.24
 1 Year                                            10.84         10.84
--------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
--------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------
                                                    1.60%         1.60%
--------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

         Pioneer AMT-Free       Barclays Capital
          Municipal Fund      Municipal Bond Index
10/03        $10,000                 $10,000
12/03        $10,210                 $10,188
12/04        $10,663                 $10,644
12/05        $11,065                 $11,018
12/06        $11,566                 $11,552
12/07        $11,643                 $11,940
12/08        $ 9,831                 $11,645
12/09        $12,086                 $13,148
12/10        $12,238                 $13,461
12/11        $13,564                 $14,902

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class C shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

Performance Update | 12/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

 Average Annual Total Returns
 (As of December 31, 2011)
--------------------------------------------------------------------------
                                                   If            If
 Period                                            Held          Redeemed
--------------------------------------------------------------------------
 10 Years                                           5.28%         5.28%
 5 Years                                            4.35          4.35
 1 Year                                            12.04         12.04
--------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
--------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------
                                                    0.55%         0.55%
--------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

         Pioneer AMT-Free       Barclays Capital
          Municipal Fund      Municipal Bond Index
12/01       $5,000,000            $5,000,000
12/02       $5,498,735            $5,480,226
12/03       $5,809,811            $5,771,409
12/04       $6,126,585            $6,029,978
12/05       $6,420,754            $6,241,868
12/06       $6,757,223            $6,544,160
12/07       $6,870,242            $6,764,025
12/08       $5,869,687            $6,501,871
12/09       $7,291,274            $7,448,526
12/10       $7,461,801            $7,625,744
12/11       $8,360,792            $8,441,680

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class Y shares of the Fund for periods prior to December 10, 2004, is based on the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance of the Fund's Class Y shares would be lower than the performance shown.

Performance shown for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2011, through December 31, 2011.

---------------------------------------------------------------------------------------
 Share Class                     A               B               C              Y
---------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 7/1/11
---------------------------------------------------------------------------------------
 Ending Account              $1,064.20       $1,058.26       $1,059.66       $1,064.92
 Value (after expenses)
 on 12/31/11
---------------------------------------------------------------------------------------
 Expenses Paid                   $4.27           $8.92           $8.36           $2.86
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.61% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011, through December 31, 2011.


---------------------------------------------------------------------------------------
 Share Class                     A               B               C               Y
---------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 7/1/11
---------------------------------------------------------------------------------------
 Ending Account              $1,021.07       $1,016.53       $1,017.09       $1,022.43
 Value (after expenses)
 on 12/31/11
---------------------------------------------------------------------------------------
 Expenses Paid                   $4.18           $8.24           $8.19           $2.80
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.61% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     15

Schedule of Investments | 12/31/11

-------------------------------------------------------------------------------------------------------------
 Shares                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                                                   COMMON STOCK -- 0.2%
                                                   TRANSPORTATION -- 0.2%
                                                   Airlines -- 0.2%
       210,910                                     Delta Air Lines, Inc.*                        $  1,706,262
                                                                                                 ------------
                                                   TOTAL COMMON STOCK
                                                   (Cost $4,839,425)                             $  1,706,262
-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
     Principal       Rate (d)      Ratings
     Amount($)       (unaudited)   (unaudited)
-------------------------------------------------------------------------------------------------------------
                                                   MUNICIPAL BONDS -- 93.9%
                                                   Alabama -- 0.7%
     5,000,000                           NR/WR     Alabama Drinking Water Finance Authority,
                                                   4.0%, 8/15/28                                 $  4,928,100
     1,500,000                           NR/NR     Sylacauga Alabama Health Care Authority,
                                                   6.0%, 8/1/35                                     1,310,775
                                                                                                 ------------
                                                                                                 $  6,238,875
-------------------------------------------------------------------------------------------------------------
                                                   Arizona -- 4.8%
     3,565,000                         AA-/Aa3     Arizona Board Regents Certificates
                                                   Partnerships, 4.0%, 6/1/31                    $  3,550,597
     5,145,000                          AA-/NR     Arizona Health Facilities Authority
                                                   Revenue, 5.5%, 1/1/38                            5,360,833
     1,000,000                            A/A1     Maricopa County Arizona, 5.0%, 6/1/35            1,054,760
     3,345,000                          AA/Aa2     Maricopa County Arizona High School
                                                   District, 3.5%, 7/1/25                           3,369,987
    10,000,000              5.50        AA/Aa3     Phoenix Arizona Civic Import Corp.,
                                                   Floating Rate Note, 7/1/43                      10,554,900
     4,000,000                          AA/Aa3     Phoenix Arizona Civic Import Corp., District
                                                   Revenue, 0.0%, 7/1/25 (b)                        4,385,440
     8,005,000                          AA/Aa3     Phoenix Arizona Civic Import Corp., District
                                                   Revenue, 0.0%, 7/1/26 (b)                        8,719,046
       954,000                         NR/Baa3     Pima County Arizona Industrial
                                                   Development Authority, 6.75%, 7/1/31               937,276
     3,470,000                          AA/Aa3     Pima County Industrial Development
                                                   Authority, 5.0%, 7/1/20                          3,944,384
       500,000                         BBB-/NR     Pima County Industrial Development
                                                   Authority, 6.1%, 6/1/45                            433,555
                                                                                                 ------------
                                                                                                 $ 42,310,778
-------------------------------------------------------------------------------------------------------------
                                                   California -- 15.5%
     4,000,000                            A/A3     Alameda Corridor Transportation Authority,
                                                   4.75%, 10/1/25                                $  4,001,800
     2,000,000                            A/NR     California Health Facilities Financing
                                                   Authority, 5.0%, 3/1/33                          2,000,540
     2,000,000                            A/A2     California Health Facilities, 5.625%,
                                                   7/1/32                                           2,084,000
     4,000,000                       BBB-/Baa2     California Municipal Finance, 5.25%,
                                                   2/1/37                                           3,676,280

The accompanying notes are an integral part of these financial statements.


16     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

-------------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
  Principal    Rate (d)       Ratings
  Amount($)    (unaudited)    (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                             California -- (continued)
 10,500,000                           A-/A1  California State, 4.25%, 8/1/33               $10,125,465
 10,000,000                          AA-/A1  California Statewide, 5.75%, 7/1/47            10,368,800
  4,875,000                         NR/Baa2  California Statewide Communities
                                             Development Authority, 5.0%, 5/15/30            4,891,819
  4,125,000                         NR/Baa2  California Statewide Communities
                                             Development Authority, 5.0%, 5/15/38            3,978,398
 20,955,000                       BBB+/Baa2  California Statewide Communities
                                             Development Authority, 5.0%, 8/15/47           18,121,046
  4,000,000                           A-/NR  California Statewide Communities
                                             Development Authority, 5.75%, 8/15/38           4,183,200
 10,000,000                         AA-/Aa3  California Statewide Community, 5.25%,
                                             11/15/48                                       10,159,500
  1,000,000                          NR/Aa3  Franklin-McKinley California School
                                             District, 6.0%, 7/1/16                          1,198,850
  2,100,000                           A-/WR  Fresno Joint Powers Financing Authority
                                             Lease Revenue, 4.75%, 9/1/28                    2,100,861
 15,000,000                          BB+/B3  Golden State Tobacco Security Corp.,
                                             California, 5.125%, 6/1/47                      9,724,350
  2,500,000                       BBB+/Baa2  Inglewood California Redevelopment
                                             Agency Tax Allocation, 4.75%, 5/1/38            1,988,600
  3,000,000                          A/Baa1  Long Beach California Finance Authority,
                                             5.5%, 11/15/37                                  2,891,610
  3,000,000                           NR/WR  Los Angeles County California Certificates
                                             of Participation, 4.75%, 3/1/23                 2,888,970
  4,000,000                           A-/NR  Madera California Irrigation District Water,
                                             5.5%, 1/1/33                                    4,201,920
  3,680,000                          A/Baa1  Madera California Public, 4.375%,
                                             3/1/31                                          3,693,726
  1,600,000                          AA+/WR  Oxnard California School District, 4.375%,
                                             8/1/33                                          1,600,784
  7,000,000                          BBB/NR  Pittsburg California Redevelopment
                                             Agency, 6.5%, 9/1/28                            7,070,700
  3,815,000                          BBB/NR  Pittsburg California Redevelopment
                                             Agency, 4.25%, 9/1/34                           2,674,429
  2,180,000                          A/Baa1  Pomona Unified School District, 6.55%,
                                             8/1/29                                          2,725,044
  1,000,000                           A-/NR  Redding California Redevelopment, 4.5%,
                                             9/1/26                                            950,390
  3,000,000                          A-/Aaa  Rialto California Redevelopment Agency
                                             Tax Allocation, 6.25%, 9/1/37                   3,065,100
  2,500,000                           A+/A1  San Francisco California City & County
                                             Airports Communities, 4.5%, 5/1/32              2,518,475
  9,865,000                        BBB/Baa1  San Jose California Redevelopment
                                             Agency Tax, 4.9%, 8/1/33                        8,462,690

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     17

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
  Principal    Rate (d)       Ratings
  Amount($)    (unaudited)    (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                              California -- (continued)
  1,500,000                           A/A1    Santa Cruz County California, 6.625%,
                                              9/1/29                                      $  1,694,310
  1,405,000                         A+/Aa3    Santa Maria California Joint, 0.0%,
                                              8/1/27 (b)                                       579,914
  3,500,000                         A+/Aa2    Saugus California Unified School District,
                                              0.0%, 8/1/23 (b)                               1,959,230
                                                                                          ------------
                                                                                          $135,580,801
------------------------------------------------------------------------------------------------------
                                              Colorado -- 3.3%
  2,750,000                        AA-/Aa3    Colorado Health Facilities Revenue,
                                              5.25%, 11/15/35                             $  2,848,973
  5,555,000                          A-/A3    Colorado Springs Colorado Hospital
                                              Revenue, 6.375%, 12/15/30                      5,558,055
 12,500,000                         A/Baa1    Public Authority For Colorado Energy,
                                              6.5%, 11/15/38                                13,701,125
  1,250,000                        NR/Baa3    Regional Transportation, 6.0%, 1/15/34         1,296,413
  2,000,000                        NR/Baa3    Regional Transportation, 6.5%, 1/15/30         2,165,960
  2,500,000                        NR/Baa3    Regional Transportation District, 6.0%,
                                              1/15/26                                        2,672,000
  1,000,000                        NR/Baa3    Regional Transportation District, 6.0%,
                                              1/15/41                                        1,030,940
                                                                                          ------------
                                                                                          $ 29,273,466
------------------------------------------------------------------------------------------------------
                                              Connecticut -- 0.5%
  1,000,000                          NR/NR    Connecticut State Health & Education,
                                              5.5%, 7/1/17                                $  1,015,940
  2,470,000                        CCC+/NR    Mohegan Tribe Indians Connecticut,
                                              6.25%, 1/1/31 (144A)                           1,981,039
  1,500,000                        CCC+/NR    Mohegan Tribe Indians Connecticut,
                                              5.25%, 1/1/33                                  1,037,955
                                                                                          ------------
                                                                                          $  4,034,934
------------------------------------------------------------------------------------------------------
                                              District of Columbia -- 2.0%
 10,000,000                       BBB/Baa1    District of Columbia Tobacco Settlement
                                              Financing Corp., 6.75%, 5/15/40             $ 10,023,800
  8,000,000                          NR/A1    District of Columbia, 4.25%, 6/1/37            7,390,720
                                                                                          ------------
                                                                                          $ 17,414,520
------------------------------------------------------------------------------------------------------
                                              Florida -- 6.3%
    520,000                          NR/NR    County of Madison Florida, 6.0%, 7/1/25     $    477,688
  5,000,000                          A-/A2    County of Miami-Dade, 5.5%, 10/1/41            5,298,000
  4,885,000                          A/Aa3    County of Miami-Dade Florida, 5.0%,
                                              6/1/22                                         5,043,469
  1,000,000                         NR/Aa2    Dade County Florida General, 7.7%,
                                              10/1/12                                        1,052,130
  8,000,000                        AA+/Aa1    Escambia County Florida Health Facilities,
                                              5.25%, 11/15/32                                8,148,880

The accompanying notes are an integral part of these financial statements.


18     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

-------------------------------------------------------------------------------------------------------
               Floating        S&P/Moody's
  Principal    Rate (d)        Ratings
  Amount($)    (unaudited)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                              Florida -- (continued)
  3,000,000                        NR/Baa1    Escambia County Health, 6.0%, 8/15/36        $  3,066,570
  1,830,000                         A+/Aa3    Greater Orlando Aviation Authority, 5.0%,
                                              10/1/25                                         2,059,885
  3,675,000                         BB+/NR    Lee County Florida Industrial Development
                                              Authority, 4.75%, 6/15/14                       3,690,141
  2,000,000                         BB+/NR    Lee County Florida Industrial Development
                                              Authority, 5.375%, 6/15/37                      1,669,800
  3,400,000                          NR/NR    St Johns County Industrial, 6.0%, 8/1/45        3,484,524
  7,500,000                        NR/Baa1    Tallahassee Florida Health, 6.375%,
                                              12/1/30                                         7,505,175
 13,780,000                          A-/A3    Tampa-Hillsborough County Florida, 4.0%,
                                              7/1/34                                         13,322,780
                                                                                           ------------
                                                                                           $ 54,819,042
-------------------------------------------------------------------------------------------------------
                                              Georgia -- 1.5%
  5,750,000                         A/Baa1    Burke County Development, 7.0%,
                                              1/1/23                                       $  6,855,150
  5,000,000                        A+/Baa1    Main Street Natural Gas, Inc., Georgia,
                                              5.5%, 9/15/28                                   4,924,400
  1,500,000                           A/A2    Municipal Electric Authority of Georgia,
                                              5.625%, 1/1/26                                  1,695,585
                                                                                           ------------
                                                                                           $ 13,475,135
-------------------------------------------------------------------------------------------------------
                                              Illinois -- 3.8%
  1,580,000                          NR/A3    Illinois Development Finance Authority
                                              Revenue, 5.25%, 10/1/24                      $  1,652,301
  5,000,000                        NR/Baa2    Illinois Finance Authority, 6.5%, 4/1/39        5,291,550
  1,000,000                      BBB+/Baa2    Illinois Finance Authority, 5.25%, 5/1/40       1,006,640
  2,000,000                        AA+/Aa3    Illinois Finance Authority, 6.0%, 8/15/25       2,115,640
  1,000,000                          NR/NR    Illinois Finance Authority, 6.125%,
                                              5/15/27                                         1,017,090
  4,000,000                         BBB/NR    Illinois Finance Authority, 5.5%, 8/15/30       3,877,400
  7,500,000                         AAA/A2    Metropolitan Pier & Expo, 5.25%,
                                              6/15/42                                         7,524,825
  5,000,000                        AA+/Aaa    Metropolitan Pier & Expo, 7.0%, 7/1/26          6,954,200
 20,000,000    0.00                 AAA/A2    Metropolitan Pier & Exposition Authority
                                              Illinois Dedicated State Tax, Floating Rate
                                              Note, 6/15/39                                   3,976,800
                                                                                           ------------
                                                                                           $ 33,416,446
-------------------------------------------------------------------------------------------------------
                                              Indiana -- 2.5%
  3,500,000                        NR/Baa3    Delaware County Hospital Authority
                                              Indiana, 5.0%, 8/1/24                        $  3,504,235
  2,000,000                         AA/Aa2    Indiana Bond Bank, 5.5%, 2/1/29                 2,156,580
  2,000,000                          BB/B1    Indiana Finance Authority, 6.0%, 12/1/26        1,992,280

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     19

--------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
  Principal     Rate (d)       Ratings
  Amount($)     (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------
                                              Indiana -- (continued)
  5,000,000                          A+/A1    Indiana Health & Educational Facilities
                                              Authority, 4.75%, 2/15/34                     $  4,846,550
  7,000,000                          A+/A1    Indiana Health & Educational Facilities
                                              Authority, 5.0%, 2/15/39                         7,017,710
    930,000                          AA/NR    Indianapolis Local Public Improvement
                                              Board Revenue, 6.75%, 2/1/14                       978,425
    500,000                         AA/Aa1    Indianapolis Local Public Improvement
                                              Board Revenue, 6.0%, 1/10/20                       582,020
    760,000                        BBB+/A1    Lawrence Township Metropolitan School
                                              District Revenue, 6.75%, 7/5/13                    787,649
                                                                                            ------------
                                                                                            $ 21,865,449
--------------------------------------------------------------------------------------------------------
                                              Louisiana -- 3.1%
  5,000,000                      BBB-/Baa2    Jefferson Parish Hospital Service District
                                              No 2, 6.375%, 7/1/41                          $  5,130,650
 10,000,000                        NR/Baa1    Louisiana Public Facilities Authority, 5.5%,
                                              5/15/47                                         10,030,200
  3,000,000                         AA/Aa1    Louisiana State Gas & Fuels Tax, 4.5%,
                                              5/1/41                                           3,010,380
    690,000                      BBB+/Baa1    Louisiana Local Government Environment
                                              Community, 5.25%, 12/1/18                          728,847
  8,000,000                       BBB/Baa2    St John Baptist Parish Louisiana Revenue,
                                              5.125%, 6/1/37                                   7,989,520
                                                                                            ------------
                                                                                            $ 26,889,597
--------------------------------------------------------------------------------------------------------
                                              Massachusetts -- 8.5%
  4,000,000                         NR/Aa2    City of Pittsfield, MA, 5.0%, 3/1/19          $  4,850,920
  1,000,000                          A-/A3    Massachusetts Development Finance
                                              Agency, 5.0%, 10/1/21                            1,164,030
  1,000,000                          A-/A3    Massachusetts Development Finance
                                              Agency, 5.0%, 10/1/22                            1,147,290
  3,975,000                        AA+/Aa1    Massachusetts Development Finance
                                              Agency, 5.0%, 5/1/28                             4,547,599
  1,585,000                        AA+/Aa1    Massachusetts Development Finance
                                              Agency, 5.0%, 6/1/25                             1,845,954
  1,000,000                        A-/Baa1    Massachusetts Development Finance
                                              Agency, 5.125%, 7/1/26                           1,028,410
    345,000                       BBB/Baa2    Massachusetts Development Finance
                                              Agency, 5.15%, 10/1/14                             356,261
  1,980,000                         AA-/A1    Massachusetts Development Finance
                                              Agency, 5.375%, 4/1/41                           2,112,878
  1,000,000                       BBB/Baa2    Massachusetts Development Finance
                                              Agency, 5.70%, 10/1/34                           1,002,670
  1,000,000                         BBB/NR    Massachusetts Development Finance
                                              Agency, 6.75%, 1/1/36                            1,073,140

The accompanying notes are an integral part of these financial statements.


20     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

----------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
  Principal     Rate (d)       Ratings
  Amount($)     (unaudited)    (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                              Massachusetts -- (continued)
  1,000,000                         BBB/NR    Massachusetts Development Finance
                                              Agency, 7.0%, 7/1/42                      $  1,074,800
  1,680,000                         BBB/NR    Massachusetts Development Finance,
                                              Agency, 5.25%, 10/1/29                       1,692,298
  3,320,000                         BBB/NR    Massachusetts Development Finance,
                                              Agency, 5.25%, 10/1/37                       3,278,168
  1,100,000                       BBB/Baa2    Massachusetts Development Finance,
                                              Agency, 5.625%, 10/1/24                      1,119,360
  2,635,000                          NR/NR    Massachusetts Development Finance,
                                              Agency, 6.25%, 10/15/17                      2,622,721
  2,335,000                      BBB-/Baa3    Massachusetts Health & Education,
                                              5.375%, 7/1/35                               2,346,862
  6,265,000                        AAA/Aaa    Massachusetts Health & Educational
                                              Facilities Authority, 5.125%, 7/15/37        6,387,731
  1,145,000                        BBB+/NR    Massachusetts Health & Educational
                                              Facilities Authority, 6.25%, 10/1/31         1,156,187
  1,500,000                         BB-/NR    Massachusetts Health & Educational
                                              Facilities, 5.5%, 7/1/40                     1,244,490
    500,000                        BBB-/NR    Massachusetts State Development
                                              Finance Agency, 5.5%, 1/1/35                   464,330
  3,990,000                           A/WR    Massachusetts State Development
                                              Finance Agency, 5.75%, 1/1/42                4,575,413
  1,550,000                      BBB-/Baa3    Massachusetts State Health & Education,
                                              5.25%, 7/15/18                               1,551,457
  4,500,000                          NR/NR    Massachusetts State Health &
                                              Educational, 4.625%, 8/15/28                 3,768,750
  1,600,000                        BBB+/NR    Massachusetts State Health & Educational
                                              Facilities Authority, 5.45%, 11/15/23        1,600,624
     40,000                         AA/Aa2    Massachusetts State Health &
                                              Educational, 6.0%, 7/1/18                       40,545
    200,000                         AA/Aa2    Massachusetts State Health and
                                              Educational Facilities, 5.75%, 7/1/32          201,526
  3,750,000                      BBB+/Baa1    Massachusetts State Health, 5.25%,
                                              7/1/38                                       3,444,113
 14,675,000                       BBB/Baa1    Massachusetts State Housing Finance
                                              Agency, 5.4%, 12/1/28                       14,679,549
  4,130,000                        AA+/Aa1    Massachusetts State Water Authority,
                                              4.0%, 8/1/46                                 4,014,443
                                                                                        ------------
                                                                                        $ 74,392,519
----------------------------------------------------------------------------------------------------
                                              Maryland -- 1.2%
  3,000,000                        BB+/Ba1    Frederick County Maryland, 5.625%,
                                              9/1/38                                    $  2,757,840
  2,000,000                           A/A3    Maryland Economic Development Corp.,
                                              6.2%, 1/9/22                                 2,412,860

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     21

------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
  Principal     Rate (d)       Ratings
  Amount($)     (unaudited)    (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                              Maryland -- (continued)
   1,200,000                         BB/NR    Maryland Economic Development, 5.75%,
                                              9/1/25                                      $  1,233,852
   2,000,000                       NR/Baa3    Maryland Health & Higher Education,
                                              5.75%, 7/1/38                                  1,866,420
   1,000,000                         NR/NR    Maryland State Economic Development,
                                              5.0%, 12/1/16                                    861,460
     500,000                         NR/NR    Maryland State Economic Development,
                                              5.0%, 12/1/16                                    430,730
   1,000,000                         NR/NR    Maryland State Economic Development,
                                              5.0%, 12/1/31                                    627,860
                                                                                          ------------
                                                                                          $ 10,191,022
------------------------------------------------------------------------------------------------------
                                              Maine -- 0.9%
   4,500,000                       NR/Baa3    Maine Health & Higher Educational
                                              Facilities Authority, 6.75%, 7/1/36         $  4,721,805
   3,040,000                       NR/Baa3    Maine Health & Higher Educational
                                              Facilities Authority, 6.95%, 7/1/41            3,217,536
                                                                                          ------------
                                                                                          $  7,939,341
------------------------------------------------------------------------------------------------------
                                              Michigan -- 1.9%
   3,000,000                       AA+/Aa3    Detroit Michigan Sewer District, 6.25%,
                                              7/1/36                                      $  3,404,670
   1,500,000                        BB-/NR    John Tolfree Health System, 6.0%,
                                              9/15/23                                        1,288,755
   1,465,000                         NR/NR    Meridian Michigan Economic Development
                                              Corp., 5.25%, 7/1/26                           1,363,593
   3,335,000                         NR/NR    Michigan Pub Educational Facilities
                                              Authority Revenue, 5.875%, 6/1/37              2,729,831
   2,000,000                         NR/NR    Michigan State Hospital Finance Authority,
                                              5.25%, 11/15/25                                1,745,380
   1,000,000                         NR/NR    Michigan State Hospital Finance Authority,
                                              5.5%, 11/15/35                                   834,130
   5,000,000                       AA+/Aa1    Michigan State Hospital Finance Authority,
                                              5.5%, 11/15/26                                 5,188,900
                                                                                          ------------
                                                                                          $ 16,555,259
------------------------------------------------------------------------------------------------------
                                              Minnesota -- 0.7%
   5,000,000                          A/A1    Becker Minnesota Pollution Control
                                              Revenue Northern States Power "A"
                                              Conversions, 8.5%, 4/1/30                   $  5,202,400
   1,000,000                         A-/NR    Tobacco Securitization Authority
                                              Minnesota, 5.25%, 3/1/31                       1,028,510
                                                                                          ------------
                                                                                          $  6,230,910
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

----------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
 Principal    Rate (d)         Ratings
 Amount($)    (unaudited)      (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Missouri -- 0.0%+
    80,000                        NR/Aaa    Missouri State Environmental Improvement
                                            & Energy Resources, 5.125%, 1/1/20          $     83,227
                                                                                        ------------
                                                                                        $     83,227
----------------------------------------------------------------------------------------------------
                                            Mississippi -- 1.3%
 2,750,000                      BBB/Baa3    County of Warren Mississippi, 5.8%,
                                            5/1/34                                      $  2,836,790
 7,950,000                      BBB-/Ba1    Lowndes County Mississippi Solid Waste
                                            Disposal & Pollution Control Revenue,
                                            6.8%, 4/1/22                                   8,533,530
                                                                                        ------------
                                                                                        $ 11,370,320
----------------------------------------------------------------------------------------------------
                                            Montana -- 0.3%
 2,785,000                         A-/A3    Forsyth Montana Pollution Control
                                            Revenue, 5.0%, 3/1/31                       $  2,838,695
                                                                                        ------------
                                                                                        $  2,838,695
----------------------------------------------------------------------------------------------------
                                            North Carolina -- 2.1%
 1,000,000                         NR/WR    North Carolina Capital Facilities Finance
                                            Agency Student Revenue, 5.0%, 6/1/27        $    912,480
 1,000,000                         NR/WR    North Carolina Capital Facilities Finance
                                            Agency Student Revenue, 5.0%, 6/1/32             840,630
 1,860,000                         NR/NR    North Carolina Capital Facilities Finance,
                                            4.5%, 10/1/26                                  1,427,699
12,000,000                       A-/Baa1    North Carolina Eastern Municipal Power,
                                            6.0%, 1/1/22                                  15,245,760
                                                                                        ------------
                                                                                        $ 18,426,569
----------------------------------------------------------------------------------------------------
                                            New Hampshire -- 1.5%
 3,750,000                         A-/NR    New Hampshire Health & Educational
                                            Facilities, 5.0%, 10/1/17                   $  3,690,975
 5,000,000                         A-/NR    New Hampshire Health & Educational
                                            Facilities, 5.0%, 10/1/32                      5,044,400
 2,250,000                         A+/A2    New Hampshire Health & Education
                                            Facilities Authority Revenue, 5.75%,
                                            10/1/31                                        2,275,133
 2,000,000                     BBB+/Baa1    New Hampshire Health & Educational
                                            Facilities Authority Revenue, 5.75%,
                                            7/1/22                                         2,029,660
                                                                                        ------------
                                                                                        $ 13,040,168
----------------------------------------------------------------------------------------------------
                                            New Jersey -- 2.2%
 1,250,000                      BBB/Baa3    Camden County New Jersey Import
                                            Authority, 5.75%, 2/15/34                   $  1,239,100
   475,000                         NR/NR    New Jersey Economic Development
                                            Authority, 5.3%, 11/1/26                         392,664
   450,000                         NR/NR    New Jersey Economic Development
                                            Authority, 5.375%, 11/1/36                       339,354

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     23

-----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
 Principal    Rate (d)       Ratings
 Amount($)    (unaudited)    (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                            New Jersey -- (continued)
   610,000                         NR/NR    New Jersey Economic Development
                                            Authority, 5.75%, 1/1/25                     $    571,265
 3,000,000                       AAA/Aaa    New Jersey Educational Facilities, 5.0%,
                                            7/1/39                                          3,387,000
 2,000,000                         A+/A1    New Jersey Transport Trust Fund Authority,
                                            5.5%, 6/15/41                                   2,202,820
 5,115,000                     BBB-/Baa3    New Jersey Health Care Facilities Financing
                                            Authority, 5.25%, 7/1/30                        4,859,506
 3,500,000                         NR/NR    New Jersey Health Care Facilities Financing
                                            Authority, 7.25%, 7/1/27                        2,874,970
 4,500,000                        BB-/B2    Tobacco Settlement Financing Corp.,
                                            5.0%, 6/1/41                                    3,233,025
                                                                                         ------------
                                                                                         $ 19,099,704
-----------------------------------------------------------------------------------------------------
                                            New Mexico -- 0.1%
 1,000,000                         A-/NR    Dona Ana County New Mexico Pilt
                                            Revenue, 5.25%, 12/1/25                      $  1,023,010
                                                                                         ------------
                                                                                         $  1,023,010
-----------------------------------------------------------------------------------------------------
                                            New York -- 3.2%
 2,500,000                     BBB+/Baa2    Albany Individual Development, 5.25%,
                                            11/15/32                                     $  2,468,625
 1,000,000                         NR/WR    Albany Individual Development, 6.0%,
                                            7/1/19                                            604,160
 5,515,000                        BBB/WR    New York State Dormitory Authority,
                                            5.24%, 7/1/24                                   6,107,807
 6,000,000                       AAA/Aaa    New York State Dormitory Authority, 5.0%,
                                            10/1/41                                         6,731,040
 5,250,000                       AA-/Aa3    New York State Dormitory Authority
                                            Revenue, 7.5%, 5/15/13                          5,720,768
 1,000,000                     BBB-/Baa3    Port Authority of New York & New Jersey,
                                            6.0%, 12/1/36                                   1,051,300
 3,400,000                     BBB-/Baa3    Port Authority of New York & New Jersey,
                                            6.0%, 12/1/42                                   3,576,630
 1,500,000                       AA-/Aa2    Port Authority of New York & New Jersey,
                                            Ninety Third Series, 6.125%, 6/1/94             1,764,405
                                                                                         ------------
                                                                                         $ 28,024,735
-----------------------------------------------------------------------------------------------------
                                            Ohio -- 2.8%
 6,000,000                        BB-/B3    Buckeye Ohio Tobacco Settlement, 6.5%,
                                            6/1/47                                       $  4,726,920
10,000,000                        BB-/B3    Buckeye Tobacco Settlement, 5.75%,
                                            6/1/34                                          7,233,300
 6,840,000                        BB-/B3    Buckeye Tobacco Settlement Finance,
                                            5.125%, 6/1/24                                  5,206,745
 1,500,000                         NR/NR    Cuyahoga County Ohio Health, 6.0%,
                                            5/15/37                                         1,369,185

The accompanying notes are an integral part of these financial statements.


24     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

------------------------------------------------------------------------------------------------------
               Floating        S&P/Moody's
  Principal    Rate (d)        Ratings
  Amount($)    (unaudited)     (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                              Ohio -- (continued)
  1,500,000                          NR/NR    Cuyahoga County Ohio Health, 6.0%,
                                              5/15/37                                     $  1,376,985
  5,000,000                        NR/Baa1    Lake County Ohio Hospital Municipal,
                                              6.0%, 8/15/43                                  5,075,900
                                                                                          ------------
                                                                                          $ 24,989,035
------------------------------------------------------------------------------------------------------
                                              Oklahoma -- 0.7%
  5,590,000                       BBB/Baa1    McGee Creek Authority Water Revenue,
                                              6.0%, 1/1/23                                $  6,412,289
                                                                                          ------------
                                                                                          $  6,412,289
------------------------------------------------------------------------------------------------------
                                              Pennsylvania -- 5.1%
  2,605,000                          NR/Ca    Allentown Pennsylvania Area Hospital
                                              Authority, 6.0%, 11/15/16                   $  2,501,816
  1,000,000                         CCC/NR    Columbia County Pennsylvania Hospital
                                              Authority, 5.8%, 6/1/19                          985,290
  1,000,000                        AAA/Aaa    County of Chester Pennsylvania, 5.0%,
                                              11/15/22                                       1,265,960
 10,000,000                        A-/Baa2    Lehigh County Pennsylvania Industrial
                                              Development Authority Pollution Control,
                                              4.75%, 2/15/27                                10,144,400
  1,000,000                         BBB/NR    Montgomery County Pennsylvania
                                              Industrial, 5.0%, 12/1/24                      1,017,800
  1,000,000                         BBB/NR    Montgomery County Pennsylvania
                                              Industrial, 5.0%, 12/1/30                        992,710
  3,000,000                        BBB+/A3    Northampton County Pennsylvania General
                                              Purpose Authority Revenue, 5.5%,
                                              8/15/40                                        3,011,340
 11,500,000    0.82                 BBB/WR    Pennsylvania State Higher Education,
                                              Floating Rate Note, 7/1/39                     6,134,790
  1,000,000                      BBB-/Baa3    Pennsylvania Higher Educational, 6.0%,
                                              7/1/43                                         1,008,600
  1,000,000                      BBB-/Baa3    Pennsylvania Higher Educational Facilities
                                              Authority, 5.0%, 7/1/42                          911,370
  4,000,000                         AA/Aa2    Philadelphia Pennsylvania Hospital, 4.5%,
                                              7/1/37                                         4,032,960
 12,900,000                      BBB-/Baa3    Philadelphia Pennsylvania Hospital, 5.0%,
                                              7/1/34                                        11,246,607
  1,000,000                        AA+/Aa3    Pittsburgh & Allegheny County, 5.0%,
                                              2/1/30                                         1,047,580
                                                                                          ------------
                                                                                          $ 44,301,223
------------------------------------------------------------------------------------------------------
                                              Puerto Rico -- 0.7%
     75,000                        NR/Baa3    Puerto Rico Public Buildings Authority
                                              Revenue, 5.25%, 7/1/33 (c)                  $     83,294
    925,000                       BBB/Baa1    Puerto Rico Public Buildings Authority
                                              Revenue, 5.25%, 7/1/33                           931,457

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     25

-------------------------------------------------------------------------------------------------------
               Floating        S&P/Moody's
  Principal    Rate (d)        Ratings
  Amount($)    (unaudited)     (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                              Puerto Rico -- (continued)
  5,000,000                        AA-/Aa2    Puerto Rico Sales Tax Financing, 5.25%,
                                              8/1/57                                       $  5,189,200
                                                                                           ------------
                                                                                           $  6,203,951
-------------------------------------------------------------------------------------------------------
                                              Rhode Island -- 0.6%
     35,000                          A-/A3    Rhode Island State Health & Educational
                                              Building Corp., 6.375%, 8/15/21              $     35,591
  5,200,000                         BBB/B1    Tobacco Settlement Financing Corp.,
                                              6.25%, 6/1/42                                   5,061,784
                                                                                           ------------
                                                                                           $  5,097,375
-------------------------------------------------------------------------------------------------------
                                              South Dakota -- 0.0%+
     65,000                         NR/Aaa    South Dakota Conservancy District
                                              Revenue, 5.625%, 8/1/17                      $     65,278
                                                                                           ------------
                                                                                           $     65,278
-------------------------------------------------------------------------------------------------------
                                              Tennessee -- 0.6%
  1,000,000                          NR/A1    Knox County Health Facility, 6.375%,
                                              4/15/22                                      $  1,027,870
  4,000,000                          NR/A1    Knox County Health Facility, 6.5%,
                                              4/15/31                                         4,112,960
                                                                                           ------------
                                                                                           $  5,140,830
-------------------------------------------------------------------------------------------------------
                                              Texas -- 4.5%
  2,500,000                        BB+/Ba1    Central Texas Regional Mobility Authority,
                                              6.75%, 1/1/41                                $  2,504,150
  2,695,000                        AAA/Aaa    Crowley Texas Independent School District,
                                              3.5%, 8/1/36                                    2,497,241
 10,000,000                        BBB+/A3    Dallas County Texas Utilities &
                                              Reclamation, 5.375%, 2/15/29                   10,475,200
     20,000                          NR/A1    Lower Colorado River Authority, 5.25%,
                                              5/15/21                                            21,237
  3,000,000                         A/Baa2    Richardson Texas Hospital, 6.0%, 12/1/34        3,039,870
  1,000,000                         BBB/NR    Seguin Texas Higher Educational Facilities,
                                              5.0%, 9/1/23                                    1,014,900
  5,000,000                        AA+/Aaa    State of Texas, 5.0%, 8/1/27                    5,873,150
 10,410,000                        NR/Baa3    Texas Private Activities, 7.0%, 6/30/40        11,300,784
  2,255,000                         BBB/NR    Texas State Public Finance Authority,
                                              6.2%, 2/15/40                                   2,336,225
     20,000                         NR/Aaa    Whitehouse Texas Independent School
                                              District, 4.8%, 2/15/12                            20,075
                                                                                           ------------
                                                                                           $ 39,082,832
-------------------------------------------------------------------------------------------------------
                                              Utah -- 0.1%
    500,000                        BBB-/NR    Utah State Charter Schools, 5.75%,
                                              7/15/20                                      $    507,735
                                                                                           ------------
                                                                                           $    507,735
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

-----------------------------------------------------------------------------------------------------
               Floating        S&P/Moody's
  Principal    Rate (d)        Ratings
  Amount($)    (unaudited)     (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              Virginia -- 3.2%
  5,000,000                       BBB/Baa1    Chesapeake Bay Bridge and Tunnel
                                              Common Virginia Revenue, 5.5%, 7/1/25      $  5,491,200
  1,500,000                        NR/Baa1    Prince William County Virginia Industrial
                                              Development Authority Hospital Revenue,
                                              5.2%, 10/1/26                                 1,526,445
  3,925,000                        NR/Baa1    Prince William County Virginia Industrial
                                              Development Authority Hospital Revenue,
                                              5.35%, 10/1/36                                3,944,507
 13,990,000                         BB-/B2    Tobacco Settlement Financing Corp.,
                                              5.0%, 6/1/47                                  8,664,846
  7,500,000                      BBB+/Baa1    Washington County Industrial, 7.75%,
                                              7/1/38                                        8,591,625
                                                                                         ------------
                                                                                         $ 28,218,623
-----------------------------------------------------------------------------------------------------
                                              Vermont -- 0.1%
  1,295,000                          NR/WR    Vermont Educational & Health Buildings,
                                              5.0%, 7/1/24                               $  1,148,769
                                                                                         ------------
                                                                                         $  1,148,769
-----------------------------------------------------------------------------------------------------
                                              Washington -- 6.5%
  4,255,000                          A+/WR    Centralia Washington Electric Revenue,
                                              4.25%, 12/1/26                             $  4,357,333
 10,000,000                          AA/NR    FYI Properties, 5.5%, 6/1/39                 10,801,200
 10,000,000                         AAA/NR    King County Washington Housing
                                              Authority, 5.5%, 5/1/38                      10,510,100
  3,000,000                         A+/Aa3    King County Washington Public Hospital,
                                              5.25%, 12/1/37                                3,142,860
 10,500,000                       BBB/Baa1    Tobacco Settlement Authority Washington,
                                              6.625%, 6/1/32                               10,712,100
  5,600,000                        AA+/Aaa    University of Washington, 5.0%, 6/1/37        5,909,344
  4,000,000                          NR/A2    Washington Health Care Facilities
                                              Authority, 6.5%, 11/15/33                     4,209,920
  2,500,000                          NR/NR    Washington State Housing, 5.25%,
                                              1/1/17                                        2,149,525
  5,000,000                        AA+/Aa2    Washington State Health Care Facilities,
                                              5.25%, 10/1/33                                5,289,850
                                                                                         ------------
                                                                                         $ 57,082,232
-----------------------------------------------------------------------------------------------------
                                              Wisconsin -- 1.1%
  1,430,000                          NR/A1    Adams-Friendship School District, 6.5%,
                                              4/1/16                                     $  1,716,801
  3,000,000                          A+/NR    Wisconsin Health & Educational Facilities
                                              Authority, 5.125%, 8/15/35                    3,046,830
  4,505,000                          NR/A3    Wisconsin State Health & Educational
                                              Facilities Authority, 5.6%, 2/15/29           4,507,200
                                                                                         ------------
                                                                                         $  9,270,831
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     27

-----------------------------------------------------------------------------------------------
               Floating        S&P/Moody's
  Principal    Rate (d)        Ratings
  Amount($)    (unaudited)     (unaudited)                                         Value
-----------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $799,039,419)                    $822,055,525
-----------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 94.1%
                                            (Cost $803,878,844) (a)                $823,761,787
-----------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND LIABILITIES -- 5.9%   $ 51,622,762
-----------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%             $875,384,549
===============================================================================================

+      Amount rounds to less than 0.1%.
*      Non-income producing security.
NR     Not rated by either S&P or Moody's.
WR     Rating withdrawn by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2011, the value of these securities amounted to $1,981,039 or 0.2% of total net assets.
(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $802,093,138 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $44,693,920
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (23,025,271)
                                                                                   -----------
       Net unrealized gain                                                         $21,668,649
                                                                                   ===========

(b) Security is issued with a zero coupon. Income is recognized through accretion of discount.
(c) Pre-refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(d) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $117,870,541 and $217,664,279, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.


28     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------
                    Level 1         Level 2          Level 3      Total
------------------------------------------------------------------------------
Common Stocks       $1,706,262      $         --     $--          $  1,706,262
Municipal Bonds             --       822,055,525      --           822,055,525
------------------------------------------------------------------------------
  Total             $1,706,262      $822,055,525     $--          $823,761,787
==============================================================================

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     29

Statement of Assets and Liabilities | 12/31/11

ASSETS:
  Investment in securities (cost $803,878,844)           $823,761,787
  Cash                                                      4,485,984
  Receivables --
   Due from Custodian                                      40,000,000
   Investment securities sold                                 240,000
   Fund shares sold                                         1,378,512
   Interest                                                11,914,844
   Due from Pioneer Investment Management, Inc.                84,348
  Other                                                        49,272
---------------------------------------------------------------------
     Total assets                                        $881,914,747
---------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                       $  4,491,392
   Fund shares repurchased                                    841,661
   Dividends                                                  931,051
  Due to affiliates                                            86,929
  Accrued expenses                                            179,165
---------------------------------------------------------------------
     Total liabilities                                   $  6,530,198
---------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                        $979,420,798
  Undistributed net investment income                       4,710,218
  Accumulated net realized loss on investments           (128,629,410)
  Net unrealized gain on investments                       19,882,943
---------------------------------------------------------------------
     Total net assets                                    $875,384,549
=====================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $767,290,060/57,262,859 shares)      $      13.40
  Class B (Based on $4,364,398/328,027 shares)           $      13.30
  Class C (Based on $37,834,128/2,846,680 shares)        $      13.29
  Class Y (Based on $65,895,963/4,929,563 shares)        $      13.37
MAXIMUM OFFERING PRICE:
  Class A ($13.40 [divided by] 95.5%)                    $      14.03
=====================================================================

The accompanying notes are an integral part of these financial statements.


30     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

Statement of Operations

For the Year Ended 12/31/11

INVESTMENT INCOME:
  Interest                                                  $46,730,343
--------------------------------------------------------------------------------------------
     Total investment income                                                   $  46,730,343
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 3,845,468
  Transfer agent fees
   Class A                                                      322,346
   Class B                                                        5,989
   Class C                                                        9,526
   Class Y                                                        2,789
  Distribution fees
   Class A                                                    1,828,649
   Class B                                                       54,145
   Class C                                                      339,066
  Shareholder communication expense                             330,000
  Administrative reimbursements                                 244,087
  Custodian fees                                                 16,271
  Registration fees                                              76,733
  Professional fees                                              84,245
  Printing expense                                               71,190
  Fees and expenses of nonaffiliated trustees                    29,913
  Miscellaneous                                                 119,702
--------------------------------------------------------------------------------------------
     Total expenses                                                            $   7,380,119
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                             $    (380,407)
--------------------------------------------------------------------------------------------
     Net expenses                                                              $   6,999,712
--------------------------------------------------------------------------------------------
       Net investment income                                                   $  39,730,631
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                            $ (17,705,612)
--------------------------------------------------------------------------------------------
   Change in net unrealized loss on investments                                $  69,621,476
--------------------------------------------------------------------------------------------
   Net gain on investments                                                     $  51,915,864
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                        $  91,646,495
============================================================================================

The accompanying notes are an integral part of these financial statements.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     31

Statement of Changes in Net Assets

                                                            Year Ended         Year Ended
                                                            12/31/11           12/31/10
FROM OPERATIONS:
Net investment income                                       $ 39,730,631       $ 39,669,249
Net realized gain (loss) on investments                      (17,705,612)           436,709
Change in net unrealized gain (loss) on investments           69,621,476        (25,243,454)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 91,646,495       $ 14,862,504
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.60 and $0.59 per share, respectively)        $(33,936,017)      $(33,704,074)
   Class B ($0.48 and $0.47 per share, respectively)            (205,660)          (366,881)
   Class C ($0.49 and $0.48 per share, respectively)          (1,307,520)        (1,434,829)
   Class Y ($0.63 and $0.63 per share, respectively)          (3,220,838)        (3,453,900)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(38,670,035)      $(38,959,684)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $123,935,441       $ 98,299,947
Shares issued in reorganization                                       --        417,600,371
Reinvestment of distributions                                 26,335,652         25,956,811
Cost of shares repurchased                                  (200,773,983)      (178,670,277)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                $(50,502,890)      $363,186,852
-------------------------------------------------------------------------------------------
   Net increase in net assets                               $  2,473,570       $339,089,672
NET ASSETS:
Beginning of year                                            872,910,979        533,821,307
-------------------------------------------------------------------------------------------
End of year                                                 $875,384,549       $872,910,979
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $  4,710,218       $  3,781,709
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

------------------------------------------------------------------------------------------------------
                                         '11 Shares      '11 Amount       '10 Shares      '10 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                                7,716,963     $100,511,196       4,845,878     $ 64,335,468
Reinvestment of distributions              1,914,655       24,592,119       1,831,779       24,130,823
Shares issued in reorganization of
Pioneer Intermediate Tax Free
  Income Fund                                     --               --         594,920        7,710,163
Shares issued in reorganization of
Pioneer Tax Free Income Fund                      --               --      25,471,046      330,104,753
Less shares repurchased                  (11,998,627)    (153,811,651)    (10,393,855)    (136,128,850)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (2,367,009)    $(28,708,336)     22,349,768     $290,152,357
======================================================================================================
Class B
Shares sold or exchanged                      31,101     $    393,652          48,182     $    636,415
Reinvestment of distributions                 13,290          168,365          20,361          266,522
Shares issued in reorganization of
Pioneer Tax Free Income Fund                      --               --         605,286        7,790,030
Less shares repurchased                     (371,018)      (4,637,405)       (475,982)      (6,224,798)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (326,627)    $ (4,075,388)        197,847     $  2,468,169
======================================================================================================
Class C
Shares sold                                  715,343     $  9,249,990         694,754     $  9,078,265
Reinvestment of distributions                 70,687          900,254          67,132          877,730
Shares issued in reorganization of
Pioneer Intermediate Tax Free
  Income Fund                                     --               --           5,168           66,460
Shares issued in reorganization of
Pioneer Tax Free Income Fund                      --               --       1,066,656       13,717,192
Less shares repurchased                   (1,032,237)     (12,922,370)       (810,400)     (10,487,121)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (246,207)    $ (2,772,126)      1,023,310     $ 13,252,526
======================================================================================================
Class Y
Shares sold                                1,066,581     $ 13,780,603       1,849,946     $ 24,249,799
Reinvestment of distributions                 52,541          674,914          51,891          681,736
Shares issued in reorganization of
Pioneer Intermediate Tax Free
  Income Fund                                     --               --         626,916        8,106,024
Shares issued in reorganization of
Pioneer Tax Free Income Fund                      --               --       3,875,155       50,105,749
Less shares repurchased                   (2,329,142)     (29,402,557)     (1,974,866)     (25,829,508)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (1,210,020)    $(14,947,040)      4,429,042     $ 57,313,800
======================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     33

Financial Highlights

-------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended
                                                                               12/31/11      12/31/10
-------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $  12.56      $  12.86
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $   0.62      $   0.57
 Net realized and unrealized gain (loss) on investments                            0.82         (0.28)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $   1.44      $   0.29
Distributions to shareowners:
 Net investment income                                                            (0.60)        (0.59)
 Net realized gain                                                                   --            --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   0.84      $  (0.30)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  13.40      $  12.56
=======================================================================================================
Total return*                                                                     11.73%         2.15%
Ratio of net expenses to average net assets+                                       0.82%         0.82%
Ratio of net investment income to average net assets+                              4.77%         4.55%
Portfolio turnover rate                                                              14%           18%
Net assets, end of period (in thousands)                                       $767,290      $749,235
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.87%         0.85%
 Net investment income                                                             4.72%         4.52%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.82%         0.82%
 Net investment income                                                             4.77%         4.55%
=======================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended    Year Ended
                                                                               12/31/09      12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                           $  10.90      $  13.50      $ 14.11
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $   0.59      $   0.60      $   0.62
 Net realized and unrealized gain (loss) on investments                            1.99         (2.54)        (0.42)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $   2.58      $  (1.94)     $   0.20
Distributions to shareowners:
 Net investment income                                                            (0.61)        (0.59)        (0.61)
 Net realized gain                                                                (0.01)        (0.07)        (0.20)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   1.96      $  (2.60)     $  (0.61)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  12.86      $  10.90      $  13.50
=====================================================================================================================
Total return*                                                                     24.01%       (14.85)%        1.40%
Ratio of net expenses to average net assets+                                       0.82%         0.82%         0.82%
Ratio of net investment income to average net assets+                              4.94%         4.66%         4.45%
Portfolio turnover rate                                                              18%           27%           18%
Net assets, end of period (in thousands)                                       $479,599      $353,257      $451,219
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.88%         0.88%         0.85%
 Net investment income                                                             4.88%         4.60%         4.42%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.82%         0.82%         0.82%
 Net investment income                                                             4.94%         4.66%         4.45%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


34    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

-------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended
                                                                               12/31/11      12/31/10
-------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                           $ 12.48        $ 12.78
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.55        $  0.46
 Net realized and unrealized gain (loss) on investments                           0.75         ( 0.29)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $  1.30        $  0.17
Distributions to shareowners:
 Net investment income                                                           ( 0.48)       ( 0.47)
 Net realized gain                                                                   --            --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $  0.82       $  (0.30)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 13.30       $ 12.48
=======================================================================================================
Total return*                                                                     10.63%         1.25%
Ratio of net expenses to average net assets+                                       1.72%         1.68%
Ratio of net investment income to average net assets+                              3.93%         3.68%
Portfolio turnover rate                                                              14%           18%
Net assets, end of period (in thousands)                                       $  4,364      $  8,169
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.74%         1.68%
 Net investment income                                                             3.90%         3.68%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.72%         1.68%
 Net investment income                                                             3.93%         3.68%
=======================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended    Year Ended
                                                                               12/31/09      12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                           $10.83        $ 13.41       $14.03
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $ 0.50        $  0.48       $ 0.48
 Net realized and unrealized gain (loss) on investments                          1.96          (2.52)       (0.41)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $ 2.46        $ (2.04)      $ 0.07
Distributions to shareowners:
 Net investment income                                                          (0.50)         (0.47)       (0.49)
 Net realized gain                                                              (0.01)         (0.07)       (0.20)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ 1.95        $ (2.58)      $(0.62)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $12.78        $ 10.83       $13.41
=====================================================================================================================
Total return*                                                                   22.97%        (15.60%)       0.46%
Ratio of net expenses to average net assets+                                     1.71%          1.72%        1.72%
Ratio of net investment income to average net assets+                            4.06%          3.76%        3.55%
Portfolio turnover rate                                                            18%            27%          18%
Net assets, end of period (in thousands)                                       $5,838        $ 5,286       $6,737
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.71%          1.72%        1.78%
 Net investment income                                                           4.06%          3.76%        3.49%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.71%          1.72%        1.72%
 Net investment income                                                           4.06%          3.76%        3.55%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11    35

-------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended
                                                                                12/31/11     12/31/10
-------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $ 12.46      $ 12.77
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.51      $  0.47
 Net realized and unrealized gain (loss) on investments                            0.81        (0.30)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  1.32      $  0.17
Distributions to shareowners:
 Net investment income                                                            (0.49)       (0.48)
 Net realized gain                                                                   --           --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  0.83      $ (0.31)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 13.29      $ 12.46
=======================================================================================================
Total return*                                                                     10.84%        1.26%
Ratio of net expenses to average net assets+                                       1.61%        1.60%
Ratio of net investment income to average net assets+                              3.98%        3.78%
Portfolio turnover rate                                                              14%          18%
Net assets, end of period (in thousands)                                        $37,834      $ 38,548
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.61%        1.60%
 Net investment income                                                             3.98%        3.78%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.61%        1.60%
 Net investment income                                                             3.98%        3.78%
=======================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended    Year Ended
                                                                                12/31/09     12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $ 10.83      $ 13.42       $ 14.02
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.47      $  0.45       $  0.45
 Net realized and unrealized gain (loss) on investments                            1.98        (2.48)        (0.35)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  2.45      $ (2.03)      $  0.10
Distributions to shareowners:
 Net investment income                                                            (0.50)       (0.49)        (0.50)
 Net realized gain                                                                (0.01)       (0.07)        (0.20)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  1.94      $ (2.59)      $ (0.60)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 12.77      $ 10.83       $ 13.42
=====================================================================================================================
Total return*                                                                     22.93%      (15.56)%        0.67%
Ratio of net expenses to average net assets+                                       1.64%        1.65%         1.58%
Ratio of net investment income to average net assets+                              4.08%        3.85%         3.66%
Portfolio turnover rate                                                              18%          27%           18%
Net assets, end of period (in thousands)                                        $26,422      $15,157       $12,620
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.64%        1.65%         1.58%
 Net investment income                                                             4.08%        3.85%         3.66%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.64%        1.65%         1.58%
 Net investment income                                                             4.08%        3.85%         3.66%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


36    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

-------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended
                                                                                12/31/11     12/31/10
-------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $ 12.53      $ 12.84
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.67      $  0.58
 Net realized and unrealized gain (loss) on investments                            0.80        (0.26)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  1.47      $  0.32
Distributions to shareowners:
 Net investment income                                                            (0.63)       (0.63)
 Net realized gain                                                                   --           --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  0.84      $ (0.31)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 13.37      $ 12.53
=======================================================================================================
Total return*                                                                     12.04%        2.34%
Ratio of net expenses to average net assets+                                       0.55%        0.55%
Ratio of net investment income to average net assets+                              5.04%        4.81%
Portfolio turnover rate                                                              14%          18%
Net assets, end of period (in thousands)                                        $65,896      $76,959
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.57%        0.55%
 Net investment income                                                             5.02%        4.80%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.55%        0.55%
 Net investment income                                                             5.04%        4.81%
=======================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended   Year Ended    Year Ended
                                                                                12/31/09     12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $ 10.89      $ 13.48       $ 14.09
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.63      $  0.62       $  0.67
 Net realized and unrealized gain (loss) on investments                            1.96        (2.51)        (0.44)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  2.59      $ (1.89)      $  0.23
Distributions to shareowners:
 Net investment income                                                            (0.63)       (0.63)        (0.64)
 Net realized gain                                                                (0.01)       (0.07)        (0.20)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  1.95      $ (2.59)      $ (0.61)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 12.84      $ 10.89       $ 13.48
=====================================================================================================================
Total return*                                                                     24.22%      (14.56)%        1.67%
Ratio of net expenses to average net assets+                                       0.58%        0.58%         0.54%
Ratio of net investment income to average net assets+                              5.17%        4.90%         4.73%
Portfolio turnover rate                                                              18%          27%           18%
Net assets, end of period (in thousands)                                        $21,963      $18,571       $23,331
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.58%        0.58%         0.54%
 Net investment income                                                             5.17%        4.90%         4.73%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.58%        0.58%         0.54%
 Net investment income                                                             5.17%        4.90%         4.73%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11    37

Notes to Financial Statements | 12/31/11

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.


38     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At December 31, 2011, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     39

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2011, the Fund reclassified $1,718,657 to decrease accumulated net realized loss on investments, $132,087 to decrease undistributed net investment income and $1,586,570 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At December 31, 2011, the Fund was permitted to carry forward indefinitely $2,285,657 of short term losses and $5,497,581 of long term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at December 31, 2011, the Fund had a net capital loss carryforward of $110,426,562 of which the following amounts will expire between 2014 and 2017 if not utilized: $61,017,188 in 2014, $4,164,490 in
   2015, $31,743,687 in 2016 and $13,501,197 in 2017. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused. Included in this amount is $102,354,489 of capital losses which, as a result of the reorganization with Pioneer Tax Free Income Fund on March 5, 2010 may be subject to limitations imposed by the Internal Revenue Code.

   The Fund has elected to defer $10,419,610 of capital losses recognized between November 1, 2011 and December 31, 2011 to its fiscal year ending December 31, 2012.


40     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was follows:

-----------------------------------------------------------
                                       2011            2010
-----------------------------------------------------------
   Distributions paid from:
   Ordinary income              $   649,938     $   970,116
   Tax-exempt income             38,020,097      37,989,568
   Long-term capital gain                --              --
-----------------------------------------------------------
     Total                      $38,670,035     $38,959,684
===========================================================

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2011:

------------------------------------------------------------
                                                        2011
------------------------------------------------------------
   Distributable earnings:
   Undistributed tax-exempt income             $   2,924,512
   Capital loss carryforward                    (118,209,800)
   Current year post-October loss deferred       (10,419,610)
   Unrealized appreciation                        21,668,649
------------------------------------------------------------
     Total                                     $(104,036,249)
============================================================

   The difference between book basis and tax basis appreciation is attributable to the tax treatment of premium and amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $44,582 in underwriting commissions on the sale of Class A shares year ended December 31, 2011.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     41

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the year ended December 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.46% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.72%, 1.72% and 0.55% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through June 1, 2013. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,237 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.


3.Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


42     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2011, such out-of-pocket expenses by class of shares were as follows:



----------------------------------------------
 Shareholder Communications:
----------------------------------------------
 Class A                              $288,324
 Class B                                 5,202
 Class C                                14,658
 Class Y                                21,816
----------------------------------------------
   Total                              $330,000
==============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,931 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,761 in distribution fees payable to PFD at December 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2011, CDSCs in the amount of $26,976 were paid to PFD.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     43

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2011, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

As of December 31, 2011, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participated in a $165 million committed, unsecured revolving line of credit facility. Borrowings were used solely for temporary or emergency purposes. The Fund was permitted to borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings was payable at a negotiated rate which varies depending upon the type of loan. The Funds paid an annual commitment fee for this facility. The commitment fee was allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2011, the Fund had no borrowings under this agreement.


7. Reorganization Information

Each of Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund was reorganized into Pioneer AMT-Free Municipal Fund on March 5, 2010. The purpose of this transaction was to combine three funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and liabilities of each of Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund for shares of Pioneer AMT-Free Municipal Fund. Shareowners holding Class A, Class B, Class C and Class Y shares of Pioneer Tax Free Income Fund received Class A, Class B, Class C and Class Y shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. Shareowners holding Class A, Class C and Class Y shares of Pioneer Intermediate Tax Free Income Fund received Class A, Class C and Class Y shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. The investment portfolio of Pioneer Tax Free Income Fund, with a value of $379,164,310 and an identified cost of $406,499,798 at March 5, 2010 and the investment portfolio of Pioneer Intermediate Tax Free Income Fund, with a value of $15,394,263 and an identified cost of $14,594,363 at March 5, 2010, were the principal assets acquired by Pioneer AMT-Free Municipal Fund in the respective reorganizations. For financial reporting purposes, assets received by Pioneer AMT-Free Municipal Fund were valued using prices supplied by independent pricing services and shares issued by Pioneer AMT-Free Municipal Fund were recorded at net asset value; however, the cost basis of the investments received from Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund were carried forward to align ongoing reporting of


44     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

Pioneer AMT-Free Municipal Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:


---------------------------------------------------------------------------------------------------------------
                                                                  Pioneer
                                                                  Intermediate
                    Pioneer AMT-Free       Pioneer Tax Free       Tax Free               Pioneer AMT-Free
                    Municipal Fund         Income Fund            Income Fund            Municipal Fund
                    (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
---------------------------------------------------------------------------------------------------------------
 Net Assets
 Class A            $476,945,445           $330,104,753           $ 7,710,163            $814,760,361
 Class B            $  5,413,460           $  7,790,030           $        --            $ 13,203,490
 Class C            $ 26,433,776           $ 13,717,192           $    66,460            $ 40,217,428
 Class Y            $ 22,111,557           $ 50,105,749           $ 8,106,024            $ 80,323,330
---------------------------------------------------------------------------------------------------------------
 Total Net Assets   $530,904,238           $401,717,724           $15,882,647            $948,504,609
---------------------------------------------------------------------------------------------------------------
 Shares
 Outstanding
 Class A              36,814,211             31,542,771               805,790                62,880,177
 Class B                 420,588                749,140                    --                 1,025,874
 Class C               2,055,785              1,330,179                 6,939                 3,127,609
 Class Y               1,710,161              4,805,238               847,542                 6,212,232
                                           Exchange               Exchange               Shares Issued in
                                           Ratio                  Ratio                  Reorganization
 Class A                                         0.0772                0.0772                26,065,966
 Class B                                         0.0777                   --                    605,286
 Class C                                         0.0778                0.0778                 1,071,824
 Class Y                                         0.0773                0.0773                 4,502,071


------------------------------------------------------------------------------------
                                               Unrealized
                                               Appreciation          Accumulated
                                               (Depreciation) On     Gain (Loss) On
                                               Closing Date          Closing Date
------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund                  $(27,335,488)         $(111,461,671)
 Pioneer Intermediate Tax Free Income Fund     $    799,900          $     322,967



               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian or brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund of the Pioneer Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP


Boston, Massachusetts
February 22, 2012


46     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 99.65%.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     47

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.


48     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one, three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the Fund's total net assets as of June 30, 2011 were in excess of the last breakpoint in the management fee schedule. The Trustees considered information that showed that the current management fee schedule for the Fund would remain competitive at higher asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     49
was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of non-management fee expenses on the Fund's expense ratio compared to the non-management fee expenses of the Fund's peers and that the Fund's expense ratio was approximately five basis points over the median expense ratio of its peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that


50     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11
may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11     51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


52     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                With the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2004.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

Interested Trustees

---------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment        None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin) (until October 2011);
                            President and a director of Pioneer Alternative Investment Man-
                            agement (Bermuda) Limited and affiliated funds; Deputy Chair-
                            man and a director of Pioneer Global Asset Management S.p.A.
                            ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Management Inc. (2004 -
                            2011); Director of Fiduciary Counseling, Inc. (until December
                            2001); President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer Funds;
                            and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);      None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11    53

Independent Trustees

---------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         With the Fund    and Term of Office
---------------------------------------------------------------
David R. Bock (68)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
---------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2004.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)   Managing Partner, Federal City Capital Advisors (corporate             Director of Enterprise
                     advisory services company) (1997 - 2004 and 2008 - present);           Community Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of The
                     based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                            (closed-end fund) (2010 -
                                                                                            present); and Director of
                                                                                            New York Mortgage Trust
                                                                                            (publicly traded mortgage
                                                                                            REIT) (2004 - 2009,
                                                                                            2012 - present)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial             Director of Marriott
                     advisory firm) (1991 - present); Senior Managing Director,             International, Inc. (2008 -
                     Brock Capital Group, LLC (strategic business advisors) (2010 -         present); Director of
                     present); Managing Director, Federal Housing Finance Board             Discover Financial Services
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            (credit card issuer and
                     Vice President and Head of International Finance, Federal              electronic payment services)
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                     Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                     Executive Assistant to Deputy Secretary of the U.S. Treasury,          Co. (engine manufacturer)
                     U.S. Treasury Department (1982 - 1984); and Vice President             (2004 - 2009); Former
                     and Team Leader in Corporate Banking, Bankers Trust Co.                Director of UAL Corporation
                     (1976 - 1982)                                                          (airline holding company)
                                                                                            (2006 - 2010); Director of

54    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

--------------------------------------------------------------------------------------------------------------------------
                                Position Held   Length of Service                            Other Directorships
Name and Age                    With the Fund   and Term of Office   Principal Occupation    Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62) (continued)                                                                ManTech International
                                                                                             Corporation (national
                                                                                             security, defense, and
                                                                                             intelligence technology firm)
                                                                                             (2006 - present); Member,
                                                                                             Board of Governors,
                                                                                             Investment Company Institute
                                                                                             (2007 - present); Member,
                                                                                             Board of Governors,
                                                                                             Independent Directors Council
                                                                                             (2007 - present); Former
                                                                                             Director of Brady Corporation
                                                                                             (2000 - 2007); Former
                                                                                             Director of Mortgage Guaranty
                                                                                             Insurance Corporation
                                                                                             (1991 - 2006); Former
                                                                                             Director of Millennium
                                                                                             Chemicals, Inc. (commodity
                                                                                             chemicals) (2002 - 2005);
                                                                                             Former Director, R.J.
                                                                                             Reynolds Tobacco Holdings,
                                                                                             Inc. (tobacco) (1999 -
                                                                                             2005); and Former
                                                                                             Director of Texaco, Inc.
                                                                                             (1997 - 2001)
--------------------------------------------------------------------------------------------------------------------------


                  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11  55

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                With the Fund   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                            University (1972 - present)                                        Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund
                                                                                               complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary,         None
                            The Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance
                            Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.             Director, Broadridge Financial
                            (technology products for securities lending industry)              Solutions, Inc. (investor
                            (2008 - present); private investor (2004 - 2008); and              communications and securities
                            Senior Executive Vice President, The Bank of New York              processing provider for
                            (financial and securities services) (1986 - 2004)                  financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company) (2004 - present);
                                                                                               and member, Board of
                                                                                               Governors, Investment Company
                                                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------

56    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

-----------------------------------------------------------------
                       Position Held   Length of Service
Name and Age           With the Fund   and Term of Office
-----------------------------------------------------------------
Stephen K. West (83)   Trustee         Trustee since 2008.
                                       Serves until a successor
                                       trustee is elected or
                                       earlier retirement or
                                       removal.
-----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                        Other Directorships
Name and Age           Principal Occupation                                             Held by this Trustee
----------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)   Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -       Director, The Swiss Helvetia
                       present); and Partner, Sullivan & Cromwell LLP (prior to 1998)   Fund, Inc. (closed-end
                                                                                        investment company); and
                                                                                        Director, AMVESCAP, PLC
                                                                                        (investment manager)
                                                                                        (1997 - 2005)
----------------------------------------------------------------------------------------------------------------------


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11    57

Fund Officers

-------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
-------------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
Gary Sullivan (53)           Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------

Fund Officers

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager - Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                             Funds from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------


58    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

----------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            With the Fund              and Term of Office
----------------------------------------------------------------------------
David F. Johnson (32)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age            Principal Occupation                                               Held by this Officer
-----------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager - Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager - Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds   None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
-----------------------------------------------------------------------------------------------------------------


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11    59

                           This page for your notes.


















60     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------
                       Pioneer Growth
                       Opportunities Fund
--------------------------------------------------------------------------------
                       Annual Report | December 31, 2011
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A PGOFX
                       Class B GOFBX
                       Class C GOFCX
                       Class R PGRRX
                       Class Y GROYX

                       [LOGO]PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               15
Schedule of Investments                                                       17
Financial Statements                                                          24
Notes to Financial Statements                                                 33
Report of Independent Registered Public Accounting Firm                       42
Approval of Investment Advisory Agreement                                     43
Trustees, Officers and Service Providers                                      47



              Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities

2    Pioneer Growth Opportunities Fund | Annual Report | 12/31/11
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

* Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     3

Portfolio Management Discussion | 12/31/11

In the following interview, Brian Stack, senior vice president and portfolio manager at Pioneer, discusses the factors that influenced the performance of Pioneer Growth Opportunities Fund during the 12-month period ended December 31, 2011. Mr. Stack is responsible for the daily management of the Fund.

Q    How did the Fund perform during the 12 months ended December 31, 2011?

A Pioneer Growth Opportunities Fund Class A shares returned -2.53% at net asset value during the 12 months ended December 31, 2011, while the Fund's benchmark, the Russell 2000 Growth Index (the Russell Index), returned -2.91%. During the same 12-month period, the average return of the 507 mutual funds in Lipper's Small Cap Growth Funds category was -3.35%.

     The Fund employs a "growth at a reasonable price" (GARP) discipline. The Fund targets companies that we believe are attractively priced, with above-average growth potential, defensible business models, solid competitive positions, and innovative products or other growth drivers that can prevail, even in an uncertain economic environment.

Q How would you characterize the investment environment during the 12 months ended December 31, 2011, and the Fund's performance in that environment?

A The past 12 months was a difficult period for small-cap investors. The eurozone crisis and domestic political uncertainties weighed on investor sentiment, causing correlations among individual stocks to move to all-time highs. In other words, stocks were generally moving together in response to daily news events, rather than moving based on company-specific fundamentals. For bottom-up, stock-picking strategies such as the one we use in selecting the Fund's holdings, the investment environment over the 12-month period proved to be challenging and sometimes frustrating. Despite the potential headwinds, the Fund's performance, while negative for the full year ended December 31, 2011, did manage to outpace the performance of the Russell Index and the Fund's Lipper peers.

     As has typically been the case over time, individual stock selection (as opposed to industry allocations) drove the Fund's outperformance of the Russell Index over the 12-month period. Stock-picking was particularly strong in the information technology, health care (biotechnology/ pharmaceuticals), and energy sectors. Part of the success reflected the fact that six of the Fund's holdings were acquired by larger entities. The list of

4 Pioneer Growth Opportunities Fund | Annual Report | 12/31/11 acquired companies included Brigham Exploration, Petrohawk Energy, NetLogic Microsystems, Radiant Systems, SuccessFactors and DemandTec. We don't invest the Fund's assets with the specific goal of finding takeover targets, but our GARP approach often leads us to purchase fast-growing, undervalued companies whose merits are eventually recognized in either the public or private markets.

Q What other factors helped the Fund's relative performance during the 12 months ended December 31, 2011?

A The Fund's 12-month relative performance was helped by two elements of our sector positioning decisions: an overweight to information technology, a sector which outperformed, and an underweight to materials, which lagged sharply before rebounding in the fourth quarter of 2011. In addition, a number of Fund holdings delivered strong performance due to company-specific developments. One of the Fund's leading performers during the 12-month period was Cubist Pharmaceuticals, a biopharmaceutical company that resolved a patent challenge to its flagship antibiotic drug. Other contributors in health care were Abiomed, a medical device maker whose shares surged after the release of strong clinical data for its innovative heart pump, and Salix Pharmaceuticals, which received favorable data about one of its key developmental drugs.

     In the consumer discretionary sector, Fund holding Green Mountain Coffee Roasters posted strong returns, reflecting the extremely strong consumer adoption of its Keurig single-cup brewing system. We sold the Fund's position in Green Mountain in the late summer of 2011, when the shares reached our price target. The sale proved timely, as the shares subsequently declined significantly due to investor concerns about potential inventory problems at the company.

Q What aspects of the Fund's positioning hurt relative performance during the 12 months ended December 31, 2011?

A The Fund's relatively defensive positioning hurt performance early in the fiscal year, when an underweight to consumer discretionary stocks -- particularly retailers -- detracted from returns. The Fund's positioning in the sector actually contributed to stronger performance during the second and third quarters, but once again detracted from performance during the final three months of the Fund's fiscal year. During the final quarter of the Fund's fiscal year, investor sentiment turned more aggressive and so the performance of stocks in sectors that are more economically sensitive, such as energy, materials, and industrials, received a boost.

     Among individual stocks owned by the Fund, the notable detractors during the fiscal year ended December 31, 2011, were ExamWorks, Amaren, and Entropic Communications.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     5

     ExamWorks, a health care services company that conducts medical exams on behalf of insurance companies, experienced weaker organic growth, and we eliminated the stock from the Fund's portfolio. Amaren's lead asset (AMR101) improves the treatment of cardiovascular diseases by lowering triglycerides. AMR101 has completed two phase-III studies with outstanding clinical data. The company is currently awaiting FDA approval, which is expected later this year. The stock appreciated sharply after completing its clinical trials, then declined materially on concerns that AMR101 would enjoy patent exclusivity only until 2015. However, Amaren has filed for additional patents that would extend such exclusivity through 2028. We believe that the patents will be approved, and that the stock price more than factors in a 2015 patent expiration scenario. We view the risk/reward profile to be exceptionally attractive, and so we continue to hold Amaren in the Fund's portfolio. Entropic, which designs, develops, and sells semiconductors that enable cable operators to network homes for digital entertainment, lost ground during the 12-month period on concerns about future competition from Broadcom. We believe, however, that Entropic remains the technological leader in that area, with a solution that is a full generation ahead of Broadcom's. We expect Entropic to retain a healthy market share in the years ahead, and we continue to hold the stock in the Fund's portfolio.

Q    What is your outlook for 2012?

A Small-cap stocks underperformed their large-cap counterparts by a wide margin in 2011, with the -4.18% return of the small-cap Russell 2000 Index lagging the 2.09% return of the Standard & Poor's 500 Index by more than six full percentage points. The result of the shortfall is that the relative valuations of small-cap stocks have fallen to more attractive levels, which is encouraging. Also encouraging is the recent, if modest improvement in domestic economic data as of the end of 2011. Small-cap stocks tend to be more U.S.-focused, with less exposure to Europe and Asia than their large-cap counterparts. We believe that also raises the potential for stronger earnings growth among small caps during the year ahead.

     We remain true to our belief that stock selection is ultimately what drives the Fund's long-term performance. As we have done throughout the Fund's history, we continue to emphasize three types of small-cap growth stocks: classic emerging growth companies; companies that we believe are, at present, poorly understood by investors; and companies facing short-term challenges that we feel are having an undue, but temporary effect on their share prices. We continue to focus the Fund's investments on companies that we believe have specific growth catalysts that can fuel superior earnings growth, even in the absence of a vibrant economic environment.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

6    Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     7

Portfolio Summary | 12/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        98.70%
Depositary Receipts for International Stocks                               1.30%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    28.10%
Health Care                                                               23.90%
Industrials                                                               16.60%
Consumer Discretionary                                                    13.90%
Energy                                                                     7.90%
Financials                                                                 3.90%
Materials                                                                  2.70%
Consumer Staples                                                           2.00%
Telecommunication Services                                                 1.00%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Cubist Pharmaceuticals, Inc.                                           2.70%
 2. KBR, Inc.                                                              1.74
 3. Catalyst Health Solutions, Inc.                                        1.65
 4. Energy XXI Bermuda, Ltd.                                               1.65
 5. Salix Pharmaceuticals, Ltd.                                            1.61
 6. SuccessFactors, Inc.                                                   1.61
 7. Cinemark Holdings, Inc.                                                1.52
 8. Cabot Oil & Gas Corp.                                                  1.48
 9. HeartWare International, Inc.                                          1.37
10. IPC The Hospitalist Co., Inc.                                          1.36

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Prices and Distributions | 12/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                              12/31/11                             12/31/10
--------------------------------------------------------------------------------
  A                                $ 26.59                              $ 27.28
--------------------------------------------------------------------------------
  B                                $ 22.31                              $ 23.17
--------------------------------------------------------------------------------
  C                                $ 22.68                              $ 23.47
--------------------------------------------------------------------------------
  R                                $ 26.43                              $ 27.20
--------------------------------------------------------------------------------
  Y                                $ 27.55                              $ 28.13
--------------------------------------------------------------------------------

Distributions per Share: 1/1/11-12/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment          Short-Term           Long-Term
Class                       Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
  A                          $ --                  $ --                 $ --
--------------------------------------------------------------------------------
  B                          $ --                  $ --                 $ --
--------------------------------------------------------------------------------
  C                          $ --                  $ --                 $ --
--------------------------------------------------------------------------------
  R                          $ --                  $ --                 $ --
--------------------------------------------------------------------------------
  Y                          $ --                  $ --                 $ --
--------------------------------------------------------------------------------


Index Definition
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses, or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     9

Performance Update | 12/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                                          2.29%           1.68%
5 Years                                           0.69           -0.49
1 Year                                           -2.53           -8.12
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                  1.29%           1.29%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Growth               Russell 2000
                                  Opportunities Fund             Growth Index
12/01                                   $ 9,425                    $10,000
12/02                                   $ 5,934                    $ 6,974
12/03                                   $ 8,524                    $10,359
12/04                                   $10,420                    $11,841
12/05                                   $10,895                    $12,333
12/06                                   $11,416                    $13,979
12/07                                   $10,971                    $14,964
12/08                                   $ 7,088                    $ 9,197
12/09                                   $10,137                    $12,367
12/10                                   $12,123                    $15,964
12/11                                   $11,817                    $15,500

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Performance Update | 12/31/11                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                               If       If
Period                                                         Held     Redeemed
--------------------------------------------------------------------------------
10 Years                                                        1.18%    1.18%
5 Years                                                        -0.63    -0.63
1 Year                                                         -3.71    -7.56
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                                               Gross    Net
--------------------------------------------------------------------------------
                                                                2.45%    2.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Growth               Russell 2000
                                  Opportunities Fund             Growth Index
12/01                                   $10,000                    $10,000
12/02                                   $ 6,247                    $ 6,974
12/03                                   $ 8,910                    $10,359
12/04                                   $10,800                    $11,841
12/05                                   $11,187                    $12,333
12/06                                   $11,606                    $13,979
12/07                                   $11,018                    $14,964
12/08                                   $ 7,007                    $ 9,197
12/09                                   $ 9,880                    $12,367
12/10                                   $11,679                    $15,964
12/11                                   $11,246                    $15,500

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     11

Performance Update | 12/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                               If       If
Period                                                         Held     Redeemed
--------------------------------------------------------------------------------
10 Years                                                        1.34%    1.34%
5 Years                                                        -0.42    -0.42
1 Year                                                         -3.37    -3.37
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                                               Gross    Net
--------------------------------------------------------------------------------
                                                                2.26%    2.26%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Growth               Russell 2000
                                  Opportunities Fund             Growth Index
12/01                                   $10,000                    $10,000
12/02                                   $ 6,251                    $ 6,974
12/03                                   $ 8,917                    $10,359
12/04                                   $10,809                    $11,841
12/05                                   $11,222                    $12,333
12/06                                   $11,664                    $13,979
12/07                                   $11,085                    $14,964
12/08                                   $ 7,061                    $ 9,197
12/09                                   $ 9,977                    $12,367
12/10                                   $11,821                    $15,964
12/11                                   $11,423                    $15,500

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Performance Update | 12/31/11                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                               If       If
Period                                                         Held     Redeemed
--------------------------------------------------------------------------------
10 Years                                                        1.50%    1.50%
5 Years                                                        -0.35    -0.35
1 Year                                                         -2.83    -2.83
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                                               Gross    Net
--------------------------------------------------------------------------------
                                                                1.55%    1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Growth               Russell 2000
                                  Opportunities Fund             Growth Index
12/01                                   $10,000                    $10,000
12/02                                   $ 6,263                    $ 6,974
12/03                                   $ 8,954                    $10,359
12/04                                   $10,890                    $11,841
12/05                                   $11,330                    $12,333
12/06                                   $11,813                    $13,979
12/07                                   $11,150                    $14,964
12/08                                   $ 7,080                    $ 9,197
12/09                                   $10,015                    $12,367
12/10                                   $11,948                    $15,964
12/11                                   $11,610                    $15,500

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class R shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance shown for periods from December 10, 2004, to the inception of Class R shares on August 3, 2009, is based on the performance of the Pioneer Growth Opportunities Fund's Class A shares, reduced to reflect the higher distribution and service fees for Class R shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     13

Performance Update | 12/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                               If       If
Period                                                         Held     Redeemed
--------------------------------------------------------------------------------
10 Years                                                        2.62%    2.62%
5 Years                                                         1.21     1.21
1 Year                                                         -2.06    -2.06
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                                               Gross    Net
--------------------------------------------------------------------------------
                                                                0.76%    0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Pioneer Growth               Russell 2000
                                  Opportunities Fund             Growth Index
12/01                                 $5,000,000                  $5,000,000
12/02                                 $3,147,225                  $3,486,905
12/03                                 $4,521,513                  $5,179,568
12/04                                 $5,526,706                  $5,920,578
12/05                                 $5,784,496                  $6,166,453
12/06                                 $6,100,222                  $6,989,396
12/07                                 $5,887,739                  $7,481,891
12/08                                 $3,823,379                  $4,598,379
12/09                                 $5,499,928                  $6,183,379
12/10                                 $6,614,492                  $7,981,975
12/11                                 $6,478,111                  $7,749,878

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance for Class Y shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance shown for periods from December 10, 2004, to the inception of Class Y shares on September 23, 2005, reflects the NAV performance of the Pioneer Growth Opportunities Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from July 1, 2011, through December 31, 2011.

--------------------------------------------------------------------------------------------------------
Share Class                               A             B             C             R             Y
--------------------------------------------------------------------------------------------------------
Beginning Account                     $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------------------------------
Ending Account                        $   883.12    $   877.68    $   879.01    $   881.92    $   885.29
Value (after expenses) on 12/31/11
--------------------------------------------------------------------------------------------------------
Expenses Paid                         $     5.98    $    11.78    $    10.09    $     7.45    $     3.56
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.49%, 2.13%, 1.57% and 0.75% for Class A, Class B, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011, through December 31, 2011.

--------------------------------------------------------------------------------------------------------
Share Class                               A             B             C             R             Y
--------------------------------------------------------------------------------------------------------
Beginning Account                     $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------------------------------
Ending Account                        $ 1,018.85    $ 1,012.65    $ 1,014.47    $ 1,017.29    $ 1,021.42
Value (after expenses) on 12/31/11
--------------------------------------------------------------------------------------------------------
Expenses Paid                         $     6.41    $    12.63    $    10.82    $     7.98    $     3.82
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.49%, 2.13%, 1.57% and 0.75% for Class A, Class B, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Schedule of Investments | 12/31/11

--------------------------------------------------------------------------
Shares                                                        Value
--------------------------------------------------------------------------
             COMMON STOCKS -- 99.4%
             ENERGY -- 8.7%
             Oil & Gas Exploration & Production -- 7.8%
  106,200    Cabot Oil & Gas Corp.                            $  8,060,580
  281,900    Energy XXI Bermuda, Ltd.*                           8,986,972
  476,600    Flotek Industries, Inc.*                            4,746,936
  196,200    McMoRan Exploration Co.*                            2,854,710
  192,600    Oasis Petroleum, Inc.*                              5,602,734
  568,100    RAM Energy Resources, Inc.*                         1,778,153
   99,100    SM Energy Co.                                       7,244,210
  620,700    Triangle Petroleum Corp,*                           3,705,579
                                                              ------------
                                                              $ 42,979,874
--------------------------------------------------------------------------
             Oil & Gas Storage & Transportation -- 0.9%
  104,700    Golar LNG, Ltd.                                  $  4,653,915
                                                              ------------
             Total Energy                                     $ 47,633,789
--------------------------------------------------------------------------
             MATERIALS -- 1.7%
             Specialty Chemicals -- 1.1%
  148,300    W.R. Grace & Co.*                                $  6,809,936
--------------------------------------------------------------------------
             Steel -- 0.6%
   64,800    Allegheny Technologies, Inc.                     $  3,097,440
                                                              ------------
             Total Materials                                  $  9,907,376
--------------------------------------------------------------------------
             CAPITAL GOODS -- 10.6%
             Aerospace & Defense -- 5.5%
  251,900    DigitalGlobe, Inc.*                              $  4,310,009
  256,700    Hexcel Corp.*                                       6,214,707
  367,900    Keyw Holding Corp.*                                 2,722,460
  341,785    Orbital Sciences Corp.*                             4,966,136
  352,700    Spirit Aerosystems Holdings, Inc.*                  7,329,106
   56,728    TransDigm Group, Inc.*                              5,427,735
                                                              ------------
                                                              $ 30,970,153
--------------------------------------------------------------------------
             Construction & Engineering -- 2.6%
  340,000    KBR, Inc.                                        $  9,475,800
  262,731    MYR Group, Inc.*                                    5,028,671
                                                              ------------
                                                              $ 14,504,471
--------------------------------------------------------------------------
             Electrical Component & Equipment -- 1.2%
  148,900    Polypore International, Inc.*                    $  6,550,111
--------------------------------------------------------------------------
             Industrial Machinery -- 1.3%
  127,600    Chart Industries, Inc.*                          $  6,899,332
                                                              ------------
             Total Capital Goods                              $ 58,924,067
--------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 4.6%
             Diversified Support Services -- 1.0%
  109,636    Copart, Inc.*                                    $  5,250,468
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     17

--------------------------------------------------------------------------
Shares                                                        Value
--------------------------------------------------------------------------
             Human Resource & Employment Services -- 1.2%
  615,985    On Assignment, Inc.*                             $  6,886,712
--------------------------------------------------------------------------
             Research & Consulting Services -- 2.4%
  108,300    Acacia Research, Inc.*                           $  3,954,033
   83,811    CoStar Group, Inc.*                                 5,592,708
  304,175    RPX Corp.*                                          3,847,814
                                                              ------------
                                                              $ 13,394,555
                                                              ------------
             Total Commercial Services & Supplies             $ 25,531,735
--------------------------------------------------------------------------
             TRANSPORTATION -- 1.2%
             Airlines -- 1.2%
  117,820    Allegiant Travel Co.*                            $  6,284,519
                                                              ------------
             Total Transportation                             $  6,284,519
--------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 6.0%
             Apparel, Accessories & Luxury Goods -- 2.5%
  138,801    Carter's, Inc.*                                  $  5,525,668
  175,000    G-III Apparel Group, Inc.*                          4,359,250
   74,900    The Warnaco Group, Inc.*                            3,747,996
                                                              ------------
                                                              $ 13,632,914
--------------------------------------------------------------------------
             Footwear -- 1.3%
  211,000    Crocs, Inc.*                                     $  3,116,470
   55,500    Deckers Outdoor Corp.*                              4,194,135
                                                              ------------
                                                              $  7,310,605
--------------------------------------------------------------------------
             Household Appliances -- 0.5%
   84,000    SodaStream International, Inc.*                  $  2,745,960
--------------------------------------------------------------------------
             Housewares & Specialties -- 1.1%
  102,700    Tupperware Brands Corp.                          $  5,748,119
--------------------------------------------------------------------------
             Leisure Products -- 0.6%
  619,800    Leapfrog Enterprises, Inc.*                      $  3,464,682
                                                              ------------
             Total Consumer Durables & Apparel                $ 32,902,280
--------------------------------------------------------------------------
             CONSUMER SERVICES -- 2.6%
             Casinos & Gaming -- 1.2%
  675,200    Scientific Games Corp.*                          $  6,549,440
--------------------------------------------------------------------------
             Education Services -- 0.9%
  317,000    Grand Canyon Education, Inc.*                    $  5,059,320
--------------------------------------------------------------------------
             Restaurants -- 0.5%
   90,500    PF Chang's China Bistro, Inc.                    $  2,797,355
                                                              ------------
             Total Consumer Services                          $ 14,406,115
--------------------------------------------------------------------------
             MEDIA -- 1.6%
             Movies & Entertainment -- 1.6%
  450,019    Cinemark Holdings, Inc.                          $  8,320,851
                                                              ------------
             Total Media                                      $  8,320,851
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

--------------------------------------------------------------------------
Shares                                                        Value
--------------------------------------------------------------------------
             RETAILING -- 3.7%
             Apparel Retail -- 2.0%
  276,500    Express, Inc.*                                   $  5,513,410
  585,600    Hot Topic, Inc.                                     3,870,816
   66,200    Urban Outfitters, Inc.*                             1,824,472
                                                              ------------
                                                              $ 11,208,698
--------------------------------------------------------------------------
             Automotive Retail -- 0.9%
  121,400    Monro Muffler Brake, Inc.                        $  4,709,106
--------------------------------------------------------------------------
             Homefurnishing Retail -- 0.2%
   40,400    Mattress Firm Holding Corp.*                     $    936,876
--------------------------------------------------------------------------
             Specialty Stores -- 0.6%
   41,100    Teavana Holdings, Inc.*                          $    771,858
   61,800    Vitamin Shoppe, Inc.*                               2,464,584
                                                              ------------
                                                              $  3,236,442
                                                              ------------
             Total Retailing                                  $ 20,091,122
--------------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 0.2%
             Hypermarkets & Supercenters -- 0.2%
   12,000    Pricesmart, Inc.*                                $    835,080
                                                              ------------
             Total Food & Drug Retailing                      $    835,080
--------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 1.8%
             Packaged Foods & Meats -- 1.8%
   39,200    Diamond Foods, Inc.*                             $  1,264,984
  111,600    Green Mountain Coffee Roasters, Inc.*               5,005,260
   55,000    TreeHouse Foods, Inc.*                              3,595,900
                                                              ------------
                                                              $  9,866,144
                                                              ------------
             Total Food, Beverage & Tobacco                   $  9,866,144
--------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 12.7%
             Health Care Equipment -- 5.1%
  285,553    Abiomed, Inc.*                                   $  5,274,164
   96,306    ArthroCare Corp.*                                   3,050,974
  386,425    Conceptus, Inc.*                                    4,884,412
  108,534    HeartWare International, Inc.*                      7,488,846
  288,100    Insulet Corp.*                                      5,424,923
   66,700    MAKO Surgical Corp.* (b)                            1,681,507
                                                              ------------
                                                              $ 27,804,826
--------------------------------------------------------------------------
             Health Care Services -- 3.8%
   51,193    Air Methods Corp.* (b)                           $  4,323,249
  173,000    Catalyst Health Solutions, Inc.*                    8,996,000
  162,839    IPC The Hospitalist Co., Inc.*                      7,444,999
                                                              ------------
                                                              $ 20,764,248
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     19

--------------------------------------------------------------------------
Shares                                                        Value
--------------------------------------------------------------------------
             Health Care Supplies -- 2.5%
  243,400    Endologix, Inc.*                                 $  2,794,232
   99,100    Haemonetics Corp.*                                  6,066,902
  342,900    Quidel Corp.*                                       5,188,077
                                                              ------------
                                                              $ 14,049,211
--------------------------------------------------------------------------
             Health Care Technology -- 1.3%
  188,900    WebMD Health Corp.*                              $  7,093,195
                                                              ------------
             Total Health Care Equipment & Services           $ 69,711,480
--------------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 11.1%
             Biotechnology -- 5.3%
  196,100    Alkermes, Inc.*                                  $  3,404,296
  371,600    Cubist Pharmaceuticals, Inc.*                      14,722,792
  338,900    Exact Sciences Corp.*                               2,751,868
  135,500    Inhibitex, Inc.*                                    1,482,370
  121,100    Ironwood Pharmaceuticals, Inc.*                     1,449,567
  822,200    NPS Pharmaceuticals, Inc.*                          5,418,298
                                                              ------------
                                                              $ 29,229,191
--------------------------------------------------------------------------
             Pharmaceuticals -- 5.8%
  155,500    Auxillium Pharmaceuticals, Inc.*                 $  3,099,115
  941,500    Amarin Corp., Plc (A.D.R.)*                         7,051,835
  156,365    Cardiome Pharma Corp.*                                411,240
  125,000    Jazz Pharmaceuticals Corp.*                         4,828,750
  232,200    Optimer Pharmaceuticals, Inc.*                      2,842,128
  183,800    Salix Pharmaceuticals, Ltd.*                        8,794,830
  170,500    ViroPharma, Inc.* (b)                               4,669,995
                                                              ------------
                                                              $ 31,697,893
                                                              ------------
             Total Pharmaceuticals & Biotechnology            $ 60,927,084
--------------------------------------------------------------------------
             BANKS -- 1.5%
             Regional Banks -- 1.5%
  504,100    CapitalSource, Inc.                              $  3,377,470
   76,800    Signature Bank, Inc.*                               4,607,232
                                                              ------------
                                                              $  7,984,702
                                                              ------------
             Total Banks                                      $  7,984,702
--------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 1.9%
             Consumer Finance -- 1.1%
  227,598    Ezcorp, Inc.*                                    $  6,001,759
--------------------------------------------------------------------------
             Specialized Finance -- 0.8%
  125,500    MSCI, Inc.*                                      $  4,132,715
                                                              ------------
             Total Diversified Financials                     $ 10,134,474
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

--------------------------------------------------------------------------
Shares                                                        Value
--------------------------------------------------------------------------
             REAL ESTATE -- 0.6%
             Mortgage Real Estate Investment Trust -- 0.6%
  318,100    CreXus Investment Corp.                          $  3,301,878
                                                              ------------
             Total Real Estate                                $  3,301,878
--------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 18.0%
             Application Software -- 6.9%
  309,033    Aspen Technology, Inc.*                          $  5,361,723
  119,700    RealPage, Inc.*                                     3,024,819
   99,832    Solera Holdings, Inc.                               4,446,517
  252,300    SS&C Technologies Holdings, Inc.*                   4,556,538
  220,100    SuccessFactors, Inc.*                               8,775,387
  421,044    Tangoe, Inc.*                                       6,484,078
   78,133    The Ultimate Software Group, Inc.*                  5,088,021
                                                              ------------
                                                              $ 37,737,083
--------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 2.9%
   84,700    Global Payments, Inc.                            $  4,013,086
  137,187    Syntel, Inc.                                        6,416,236
  157,400    Verifone Holdings, Inc.*                            5,590,848
                                                              ------------
                                                              $ 16,020,170
--------------------------------------------------------------------------
             Internet Software & Services -- 1.5%
  509,200    Velti Plc*                                       $  3,462,560
  228,304    Vocus, Inc.*                                        5,043,235
                                                              ------------
                                                              $  8,505,795
--------------------------------------------------------------------------
             IT Consulting & Other Services -- 3.4%
  161,600    Gartner Group, Inc.*                             $  5,618,832
  381,100    InterXion Holding NV*                               5,125,795
  250,600    Sapient Corp.                                       3,157,560
  320,400    Virtusa Corp.*                                      4,639,392
                                                              ------------
                                                              $ 18,541,579
--------------------------------------------------------------------------
             Systems Software -- 3.3%
  313,504    DemandTec, Inc.*                                 $  4,128,848
  272,540    Fortinet, Inc.* (b)                                 5,944,097
   40,200    Imperva, Inc.*                                      1,399,362
   54,200    Rovi Corp.*                                         1,332,236
  159,800    Sourcefire, Inc.*                                   5,174,324
                                                              ------------
                                                              $ 17,978,867
                                                              ------------
             Total Software & Services                        $ 98,783,494
--------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 5.1%
             Communications Equipment -- 3.2%
  120,000    Aruba Networks, Inc.*                            $  2,222,400
  171,100    Ubiquiti Networks, Inc.*                            3,119,153
  408,400    Finisar Corp.*                                      6,838,658

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     21

--------------------------------------------------------------------------
Shares                                                        Value
--------------------------------------------------------------------------
             Communications Equipment -- (continued)
  810,700    ShoreTel, Inc.*                                  $  5,172,266
                                                              ------------
                                                              $ 17,352,477
--------------------------------------------------------------------------
             Computer Storage & Peripherals -- 0.9%
  769,819    OCZ Technology Group, Inc.*                      $  5,088,504
--------------------------------------------------------------------------
             Technology Distributors -- 1.0%
  185,506    Synnex Corp.*                                    $  5,650,513
                                                              ------------
             Total Technology Hardware & Equipment            $ 28,091,494
--------------------------------------------------------------------------
             SEMICONDUCTORS -- 4.9%
             Semiconductor Equipment -- 1.1%
  321,693    Nanometrics, Inc.*                               $  5,925,585
--------------------------------------------------------------------------
             Semiconductors -- 3.8%
1,055,600    Entropic Communications, Inc.*                   $  5,394,116
   77,198    Hittite Microwave Corp.*                            3,812,037
  576,200    Integrated Device Tech, Inc.*                       3,146,052
  935,200    Lattice Semiconductor Corp.*                        5,555,088
  526,900    PMC - Sierra, Inc.*                                 2,903,219
                                                              ------------
                                                              $ 20,810,512
                                                              ------------
             Total Semiconductors                             $ 26,736,097
--------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 1.0%
             Integrated Telecommunication Services -- 1.0%
  702,300    Cbeyond, Inc.*                                   $  5,625,423
                                                              ------------
             Total Telecommunication Services                 $  5,625,423
--------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $490,182,993)                              $545,999,204
--------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.4%
             (Cost $490,182,993) (a)                          $545,999,204
--------------------------------------------------------------------------
             WRITTEN OPTIONS -- (0.0)%+
             Call Option -- (0.0)%+
     (128)   Air Methods Corp., April 21 at $95               $    (60,160)
     (323)   Fortinet, Inc., January 21 at $26                      (4,037)
     (216)   Mako Surgical Corp., January 21 at $30                 (7,560)
     (162)   Viropharma, Inc., February 21 at $30                  (17,415)
                                                              ------------
                                                              $    (89,172)
--------------------------------------------------------------------------
             TOTAL WRITTEN OPTIONS -- 0.0%+
             (Premiums received $131,222)                     $    (89,172)
--------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- 0.6%             $  3,317,751
--------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                       $549,227,783
==========================================================================

(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

+        Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

22   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal Income tax purposes of $492,954,542 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $85,943,173
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                             (32,898,511)
                                                                                     -----------
         Net unrealized gain                                                         $53,044,662
                                                                                     ===========

(b) All or a portion of this security position represents cover for outstanding options written.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $674,205,213 and $752,116,696, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------
                                Level 1          Level 2    Level 3    Total
------------------------------------------------------------------------------------
Common Stocks                   $ 545,999,204    $--        $--        $ 545,999,204
------------------------------------------------------------------------------------
  Total                         $ 545,999,204    $--        $--        $ 545,999,204
====================================================================================
Other Financial Instruments*    $    (89,172)    $--        $--        $     (89,172)
====================================================================================

*    Other financial instruments include written options.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                   Common Stocks
--------------------------------------------------------------------------------
Balance as of 12/31/10                                              $  1,989,814
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation                                             --
(depreciation)(2)
Net purchases (sales)**                                                       --
Transfers in and out of Level 3                                       (1,989,814)
--------------------------------------------------------------------------------
Balance as of 12/31/11                                              $         --
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

**   Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     23

Statement of Assets and Liabilities | 12/31/11

ASSETS:
  Investment in securities (cost $490,182,993)                           $545,999,204
  Cash
  Receivables --
   Investment securities sold                                               8,574,476
   Fund shares sold                                                           211,659
   Dividends                                                                  167,376
  Other                                                                        47,207
-------------------------------------------------------------------------------------
     Total assets                                                        $554,999,922
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $  1,924,911
   Fund shares repurchased                                                  2,053,661
   Open option contracts written (premiums received $131,222)                  89,172
  Due to bank                                                               1,398,590
  Due to affiliates                                                           177,046
  Accrued expenses                                                            128,759
-------------------------------------------------------------------------------------
     Total liabilities                                                   $  5,772,139
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $615,515,942
  Accumulated net realized loss on investments and options contracts     (122,146,420)
  Net unrealized gain on investments                                       55,816,211
  Net unrealized gain on written options                                       42,050
-------------------------------------------------------------------------------------
     Total net assets                                                    $549,227,783
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $442,573,878/16,643,562 shares)                      $      26.59
  Class B (based on $16,919,433/758,340 shares)                          $      22.31
  Class C (based on $41,448,465/1,827,936 shares)                        $      22.68
  Class R (based on $9,033,215/341,807 shares)                           $      26.43
  Class Y (based on $39,252,792/1,424,695 shares)                        $      27.55
MAXIMUM OFFERING PRICE:
  Class A ($26.59 [divided by] 94.25%)                                   $      28.21
=====================================================================================

The accompanying notes are an integral part of these financial statements.

24   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Statement of Operations

For the Year Ended 12/31/11

INVESTMENT INCOME:
  Dividends                                                  $   1,499,977
  Income from securities loaned, net                               421,658
  Interest                                                           1,629
-------------------------------------------------------------------------------------------
     Total investment income                                                   $  1,923,264
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $   4,004,733
  Transfer agent fees and expenses
   Class A                                                         897,051
   Class B                                                         132,062
   Class C                                                          75,404
   Class R                                                           6,038
   Class Y                                                           3,200
  Distribution fees
   Class A                                                       1,226,570
   Class B                                                         228,903
   Class C                                                         465,970
   Class R                                                          50,760
  Shareholder communications expense                               658,232
  Administrative reimbursements                                    179,965
  Custodian fees                                                    42,759
  Registration fees                                                 74,686
  Professional fees                                                 71,664
  Printing expense                                                  73,415
  Fees and expenses of nonaffiliated trustees                       22,959
  Miscellaneous                                                     51,350
-------------------------------------------------------------------------------------------
     Total expenses                                                            $  8,265,721
-------------------------------------------------------------------------------------------
     Net expenses                                                              $  8,265,721
-------------------------------------------------------------------------------------------
       Net investment loss                                                     $ (6,342,457)
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS CONTRACTS:
  Net realized gain on:
   Investments                                               $  78,455,495
   Class actions                                                   124,783
   Written options closed/expired                                  202,571     $ 78,782,849
-------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                               $ (86,353,627)
   Written options                                                  42,050     $(86,311,577)
-------------------------------------------------------------------------------------------
  Net loss on investments and written options                                  $ (7,528,728)
-------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                         $(13,871,185)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     25

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                           Year Ended       Year Ended
                                                           12/31/11         12/31/10
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                        $ (6,342,457)    $  (5,878,235)
Net realized gain on investments and written options         78,782,849        83,212,924
Change in net unrealized gain (loss) on investments         (86,311,577)       32,391,293
-----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $(13,871,185)    $ 109,725,982
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $ 52,812,803     $  56,980,953
Cost of shares repurchased                                 (133,580,761)     (170,198,548)
-----------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                          $(80,767,958)    $(113,217,595)
-----------------------------------------------------------------------------------------
   Net decrease in net assets                              $(94,639,143)    $  (3,491,613)
NET ASSETS:
Beginning of year                                           643,866,926       647,358,539
-----------------------------------------------------------------------------------------
End of year                                                $549,227,783     $ 643,866,926
=========================================================================================

The accompanying notes are an integral part of these financial statements.

26   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

---------------------------------------------------------------------------------------
                            '11 Shares     '11 Amount       '10 Shares     '10 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                  1,257,632     $ 35,074,021      1,745,810     $ 41,972,597
Less shares repurchased     (3,157,647)     (87,102,644)    (3,537,049)     (84,539,417)
---------------------------------------------------------------------------------------
   Net decrease             (1,900,015)    $(52,028,623)    (1,791,239)    $(42,566,820)
=======================================================================================
Class B
Shares sold or exchanged        74,049     $  1,734,440         79,271     $  1,641,859
Less shares repurchased       (543,924)     (12,672,154)      (942,538)     (19,218,308)
---------------------------------------------------------------------------------------
   Net decrease               (469,875)    $(10,937,714)      (863,267)    $(17,576,449)
=======================================================================================
Class C
Shares sold                    260,737     $  6,040,826        272,240     $  5,688,243
Less shares repurchased       (530,537)     (12,590,565)      (693,675)     (14,477,584)
---------------------------------------------------------------------------------------
   Net decrease               (269,800)    $ (6,549,739)      (421,435)    $ (8,789,341)
=======================================================================================
Class R
Shares sold                    211,063     $  5,754,560        146,300     $  3,481,422
Less shares repurchased       (261,747)      (7,128,539)      (215,068)      (5,067,898)
---------------------------------------------------------------------------------------
   Net decrease                (50,684)    $ (1,373,979)       (68,768)    $ (1,586,476)
=======================================================================================
Class Y
Shares sold                    148,487     $  4,208,956        174,551     $  4,196,832
Less shares repurchased       (484,567)     (14,086,859)    (1,921,859)     (46,895,341)
---------------------------------------------------------------------------------------
   Net decrease               (336,080)    $ (9,877,903)    (1,747,308)    $(42,698,509)
=======================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     27

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                           12/31/11       12/31/10      12/31/09       12/31/08      12/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  27.28       $  22.81      $  15.95       $  25.24      $  28.81
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                       $  (0.28)      $  (0.22)     $  (0.07)      $  (0.07)     $  (0.20)
 Net realized and unrealized gain (loss) on investments       (0.41)          4.69          6.93          (8.91)        (1.01)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  (0.69)      $   4.47      $   6.86       $  (8.98)     $  (1.21)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                               --             --            --          (0.31)        (2.36)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.69)      $   4.47      $   6.86       $  (9.29)     $  (3.57)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  26.59       $  27.28      $  22.81       $  15.95      $  25.24
===============================================================================================================================
Total return*                                                 (2.53)%        19.60%        43.01%        (35.39)%       (3.90)%
Ratio of net expenses to average net assets+                   1.26%          1.29%         1.35%          1.28%         1.17%
Ratio of net investment loss to average net assets+           (0.95)%        (0.86)%       (0.53)%        (0.29)%       (0.65)%
Portfolio turnover rate                                         112%           114%          140%           221%          104%
Net assets, end of period (in thousands)                   $442,574       $505,960      $463,880       $171,415      $339,870
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                  1.26%          1.29%         1.35%          1.28%         1.17%
 Net investment loss                                          (0.95)%        (0.86)%       (0.53)%        (0.29)%       (0.65)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  1.26%          1.29%         1.35%          1.28%         1.16%
 Net investment loss                                          (0.95)%        (0.86)%       (0.53)%        (0.28)%       (0.64)%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

28   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                           12/31/11       12/31/10      12/31/09       12/31/08      12/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $  23.17       $  19.60      $  13.90       $  22.42      $  26.19
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                       $  (0.66)      $  (0.55)     $  (0.11)      $  (0.39)     $  (0.48)
 Net realized and unrealized gain (loss) on investments       (0.20)          4.12          5.81          (7.82)        (0.93)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  (0.86)      $   3.57      $   5.70       $  (8.21)     $  (1.41)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                               --             --            --          (0.31)        (2.36)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.86)      $   3.57      $   5.70       $  (8.52)     $  (3.77)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  22.31       $  23.17      $  19.60       $  13.90      $  22.42
===============================================================================================================================
Total return*                                                 (3.71)%        18.21%        41.01%        (36.41)%       (5.06)%
Ratio of net expenses to average net assets+                   2.49%          2.45%         2.58%          2.84%         2.40%
Ratio of net investment loss to average net assets+           (2.19)%        (2.03)%       (1.54)%        (1.86)%       (1.88)%
Portfolio turnover rate                                         112%           114%          140%           221%          104%
Net assets, end of period (in thousands)                   $ 16,919       $ 28,464      $ 40,989       $  1,153      $  2,385
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                  2.49%          2.45%         2.58%          2.84%         2.40%
 Net investment loss                                          (2.19)%        (2.03)%       (1.54)%        (1.86)%       (1.88)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  2.49%          2.45%         2.58%          2.82%         2.37%
 Net investment loss                                          (2.19)%        (2.03)%       (1.54)%        (1.84)%       (1.85)%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/11    29

-------------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                           12/31/11       12/31/10      12/31/09       12/31/08      12/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  23.47       $  19.81      $  14.02       $  22.57      $  26.32
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                       $  (0.46)      $  (0.42)     $  (0.09)      $  (0.27)     $  (0.46)
 Net realized and unrealized gain (loss) on investments       (0.33)          4.08          5.88          (7.97)        (0.93)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  (0.79)      $   3.66      $   5.79       $  (8.24)     $  (1.38)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                               --             --            --          (0.31)        (2.36)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.79)      $   3.66      $   5.79       $  (8.55)     $  (3.75)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  22.68       $  23.47      $  19.81       $  14.02      $  22.57
===============================================================================================================================
Total return*                                                 (3.37)%        18.48%        41.30%        (36.30)%       (4.96)%
Ratio of net expenses to average net assets+                   2.13%          2.26%         2.39%          2.65%         2.22%
Ratio of net investment loss to average net assets+           (1.82)%        (1.83)%       (1.33)%        (1.64)%       (1.70)%
Portfolio turnover rate                                         112%           114%          140%           221%          104%
Net assets, end of period (in thousands)                   $ 41,448       $49,239       $ 49,845       $    696      $ 1,042
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                  2.13%          2.26%         2.39%          2.65%         2.22%
 Net investment loss                                          (1.82)%        (1.83)%       (1.33)%        (1.64)%       (1.70)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  2.13%          2.26%         2.39%          2.64%         2.20%
 Net investment loss                                          (1.82)%        (1.83)%       (1.33)%        (1.63)%       (1.68)%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

------------------------------------------------------------------------------------------------------
                                                            Year Ended     Year Ended    8/3/09 (a) to
                                                            12/31/11       12/31/10      12/31/09
------------------------------------------------------------------------------------------------------
 Class R
 Net asset value, beginning of period                       $  27.20       $  22.80      $  20.45
------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                       $  (0.37)      $  (0.29)     $  (0.04)
  Net realized and unrealized gain (loss) on investments       (0.40)          4.69          2.39
------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                            $  (0.77)      $   4.40      $   2.35
------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                 $  (0.77)      $   4.40      $   2.35
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $  26.43       $  27.20      $  22.80
======================================================================================================
 Total return*                                                 (2.83)%        19.30%        11.49%(b)
 Ratio of net expenses to average net assets+                   1.57%          1.55%         1.58%**
 Ratio of net investment loss to average net assets+           (1.25)%        (1.12)%       (0.49)%**
 Portfolio turnover rate                                         112%           114%          140%**
 Net assets, end of period (in thousands)                   $  9,033       $ 10,677      $ 10,515
 Ratios with reduction for fees paid indirectly:
  Net expenses                                                  1.57%          1.55%         1.58%**
  Net investment loss                                          (1.25)%        (1.12)%       (0.49)%**
======================================================================================================

(a)  Class R shares were first publicly offered on August 3, 2009.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     31

-------------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                           12/31/11       12/31/10      12/31/09       12/31/08      12/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  28.13       $  23.39      $  16.26       $  25.59      $  29.05
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment income (loss)                              $  (0.14)      $  (0.11)     $   0.01(a)    $   0.05      $  (0.06)
 Net realized and unrealized gain (loss) on investments       (0.44)          4.85          7.13          (9.07)        (1.04)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  (0.58)      $   4.74      $   7.13       $  (9.02)     $  (1.10)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                               --             --            --          (0.31)        (2.36)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.58)      $   4.74      $   7.13       $  (9.33)     $  (3.46)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  27.55       $  28.13      $  23.39       $  16.26      $  25.59
===============================================================================================================================
Total return*                                                 (2.06)%        20.26%        43.85%        (35.06)%       (3.48)%
Ratio of net expenses to average net assets+                   0.75%          0.76%         0.77%          0.79%         0.71%
Ratio of net investment income (loss) to average net
 assets+                                                      (0.44)%        (0.34)%       (0.04)%         0.23%        (0.19)%
Portfolio turnover rate                                         112%           114%          140%           221%          104%
Net assets, end of period (in thousands)                   $ 39,253       $49,527       $ 82,061       $ 42,259      $ 75,001
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  0.75%          0.76%         0.77%          0.79%         0.71%
 Net investment income (loss)                                 (0.44)%        (0.34)%        0.04%          0.23%        (0.19)%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.

The accompanying notes are an integral part of these financial statements.

32   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Notes to Financial Statements | 12/31/11

1.   Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered on August 3, 2009. Class Y shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices. At December 31, 2011, no securities were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

34   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2011, the Portfolio reclassified $6,342,457 to decrease accumulated net investment loss and $6,342,457 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The Portfolio had a net capital loss carryforward of $109,863,857 of which the following amounts will expire in between 2016 and 2017 if not utilized:
     $82,466,417 in 2016 and $27,397,440 in 2017. Included in this amount is
     $7,569,591 of capital losses which, as a result of the reorganization with Pioneer Small Cap Value Fund on August 28, 2009 and may be subject to limitations imposed by the Internal Revenue Code.

     The Portfolio has elected to defer $9,511,014 of capital losses recognized between November 1, 2011 and December 31, 2011 to its fiscal year ending December 31, 2012.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     35

     There were no distributions paid during the years ended December 31, 2011 and December 31, 2010.

     The following shows the components of accumulated losses on a federal income tax basis at December 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Accumulated losses:
Capital loss carryforward                                          $(109,863,857)
Current year post October loss deferred                               (9,511,014)
Unrealized appreciation                                               53,086,712
--------------------------------------------------------------------------------
   Total                                                           $ (66,288,159)
================================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $21,932 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2011.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2011 the Fund recognized gains of $124,783 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

36   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Securities Lending

     The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Fund had no securities on loan.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     37

I.   Option Writing

     The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Transactions in written call options for the year ended December 31, 2011 are summarized as follows:

--------------------------------------------------------------------------------
                                                       Number of       Premiums
                                                       Contracts       Received
--------------------------------------------------------------------------------
Options outstanding at beginning of year                      --      $      --
Options opened                                             2,782        396,723
Options exercised                                           (376)       (62,039)
Options closed                                              (162)       (41,851)
Options expired                                           (1,415)      (161,611)
--------------------------------------------------------------------------------
Options outstanding at end of year                           829      $ 131,222
================================================================================

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,523 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

38   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2011 such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $474,826
Class B                                                                   40,306
Class C                                                                  108,431
Class R                                                                   27,934
Class Y                                                                    6,735
--------------------------------------------------------------------------------
   Total                                                                $658,232
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $146,981 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2011.

4.   Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,542 in distribution fees payable to PFD at December 31, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     39

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2011, CDSCs in the amount of $28,512 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2011, the Fund's expenses were not reduced under such arrangements.

6.   Line of Credit Facility

As of December 31, 2011, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participated in a $165 million committed, unsecured revolving line of credit facility. Borrowings were used solely for temporary or emergency purposes. The Fund was permitted to borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings was payable at a negotiated rate which varies depending upon the type of loan. The Funds paid an annual commitment fee for this facility. The commitment fee was allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2011, the Fund had no borrowings under this agreement.

40   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

--------------------------------------------------------------------------------------------------------
Derivatives Not                                                                           Change in
Accounted for as                                                           Realized       Unrealized
Hedging Instruments            Location of                                 Gain on        Gain or (Loss)
Under Accounting               Gain or (Loss)                              Derivatives    on Derivatives
Standards Codification         On Derivatives                              Recognized     Recognized
(ASC) 815                      Recognized in Income                        in Income      in Income
--------------------------------------------------------------------------------------------------------
Equity Contracts -- Options    Net realized gain on written options        $202,571                   --
                               closed/expired
--------------------------------------------------------------------------------------------------------
Equity Contracts -- Options    Change in net unrealized gain on written          --              $42,050
                               options
--------------------------------------------------------------------------------------------------------

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer Growth Opportunities Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities Fund, one of the series comprising Pioneer Series Trust II (the "Trust"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities Fund of Pioneer Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
February 22, 2012

42   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Growth Opportunities Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     43

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2011, in the second quintile of its Morningstar category for the three year period ended June 30, 2011, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Fund's recent underperformance and indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that there were no breakpoints in the Fund's management fee schedule and considered information that showed that the current fee for the Fund would remain competitive at higher asset levels. The Trustees also

44   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11
considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     45
resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

46   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     47

Interested Trustees

-------------------------------------------------------------------------------
                             Position Held            Length of Service
Name and Age                 With the Fund            and Term of Office
-------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*     Chairman of the Board,   Trustee since 2004.
                             Trustee and President    Serves until a successor
                                                      trustee is elected or
                                                      earlier retirement or
                                                      removal.
-------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*    Trustee and Executive    Trustee since 2007.
                             Vice President           Serves until a successor
                                                      trustee is elected or
                                                      earlier retirement or
                                                      removal.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                 Principal Occupation                                            Held by this Trustee
------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*     Non-Executive Chairman and a director of Pioneer Investment     None
                             Management USA Inc. ("PIM-USA"); Chairman and a director
                             of Pioneer; Chairman and Director of Pioneer Institutional
                             Asset Management, Inc. (since 2006); Director of Pioneer
                             Alternative Investment Management Limited (Dublin) (until
                             October 2011); President and a director of Pioneer Alterna-
                             tive Investment Management (Bermuda) Limited and affili-
                             ated funds; Deputy Chairman and a director of Pioneer
                             Global Asset Management S.p.A. ("PGAM") (until April
                             2010); Director of PIOGLOBAL Real Estate Investment Fund
                             (Russia) (until June 2006); Director of Nano-C, Inc. (since
                             2003); Director of Cole Management Inc. (2004 - 2011);
                             Director of Fiduciary Counseling, Inc. (until December 2001);
                             President and Director of Pioneer Funds Distributor, Inc.
                             ("PFD") (until May 2006); President of all of the Pioneer
                             Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                             Dorr LLP
------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*    Director, CEO and President of PIM-USA (since February          None
                             2007); Director and President of Pioneer and Pioneer Institu-
                             tional Asset Management, Inc. (since February 2007); Execu-
                             tive Vice President of all of the Pioneer Funds (since March
                             2007); Director of PGAM (2007 - 2010); Head of New
                             Europe Division, PGAM (2000 - 2005); and Head of New
                             Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

48   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Independent Trustees

-----------------------------------------------------------------------
                             Position Held    Length of Service
Name and Age                 With the Fund    and Term of Office
-----------------------------------------------------------------------
David R. Bock (68)           Trustee          Trustee since 2005.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
-----------------------------------------------------------------------
Mary K. Bush (63)            Trustee          Trustee since 2004.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.

--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                 Principal Occupation                                            Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)           Managing Partner, Federal City Capital Advisors (corporate      Director of Enterprise Com-
                             advisory services company) (1997 - 2004 and 2008 -              munity Investment, Inc.
                             present); Interim Chief Executive Officer, Oxford Analytica,    (privately held affordable
                             Inc. (privately held research and consulting company)           housing finance company)
                             (2010); Executive Vice President and Chief Financial Officer,   (1985 - 2010); Director of
                             I-trax, Inc. (publicly traded health care services company)     Oxford Analytica, Inc. (2008
                             (2004 - 2007); and Executive Vice President and Chief           - present); Director of The
                             Financial Officer, Pedestal Inc. (internet-based mortgage       Swiss Helvetia Fund, Inc.
                             trading company) (2000 - 2002)                                  (closed-end fund) (2010 -
                                                                                             present); and Director of
                                                                                             New York Mortgage Trust
                                                                                             (publicly traded mortgage
                                                                                             REIT) (2004 - 2009, 2012
                                                                                             - present)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)            Chairman, Bush International, LLC (international financial      Director of Marriott Interna-
                             advisory firm) (1991 - present); Senior Managing Director,      tional, Inc. (2008 -
                             Brock Capital Group, LLC (strategic business advisors) (2010    present); Director of Dis-
                             - present); Managing Director, Federal Housing Finance          cover Financial Services
                             Board (oversight of Federal Home Loan Bank system) (1989        (credit card issuer and elec-
                             - 1991); Vice President and Head of International Finance,      tronic payment services)
                             Federal National Mortgage Association (1988 - 1989); U.S.       (2007 - present); Former
                             Alternate Executive Director, International Monetary Fund       Director of Briggs & Stratton
                             (1984 - 1988); Executive Assistant to Deputy Secretary of       Co. (engine manufacturer)
                             the U.S. Treasury, U.S. Treasury Department (1982 - 1984);      (2004 - 2009); Former
                             and Vice President and Team Leader in Corporate Banking,        Director of UAL Corporation
                             Bankers Trust Co. (1976 - 1982)                                 (airline holding company)
                                                                                             (2006 - 2010); Director of

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     49

------------------------------------------------------------------------------------------------------------------------
                                Position Held   Length of Service                           Other Directorships
Name and Age                    With the Fund   and Term of Office   Principal Occupation   Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63) (continued)                                                               ManTech International
                                                                                            Corporation (national secu-
                                                                                            rity, defense, and intelli-
                                                                                            gence technology firm)
                                                                                            (2006 - present); Member,
                                                                                            Board of Governors, Invest-
                                                                                            ment Company Institute
                                                                                            (2007 - present); Member,
                                                                                            Board of Governors, Inde-
                                                                                            pendent Directors Council
                                                                                            (2007 - present); Former
                                                                                            Director of Brady Corpora-
                                                                                            tion (2000 - 2007); Former
                                                                                            Director of Mortgage Guar-
                                                                                            anty Insurance Corporation
                                                                                            (1991 - 2006); Former
                                                                                            Director of Millennium
                                                                                            Chemicals, Inc. (commodity
                                                                                            chemicals) (2002 - 2005);
                                                                                            Former Director, R.J.
                                                                                            Reynolds Tobacco Holdings,
                                                                                            Inc. (tobacco) (1999 -
                                                                                            2005); and Former Director
                                                                                            of Texaco, Inc. (1997 -
                                                                                            2001)
------------------------------------------------------------------------------------------------------------------------

50   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

----------------------------------------------------------------------
                             Position Held   Length of Service
Name and Age                 With the Fund   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (67)    Trustee         Trustee since 2008.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
----------------------------------------------------------------------
Margaret B.W. Graham (64)    Trustee         Trustee since 2004.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
----------------------------------------------------------------------
Thomas J. Perna (61)         Trustee         Trustee since 2006.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
----------------------------------------------------------------------
Marguerite A. Piret (63)     Trustee         Trustee since 2004.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                 Principal Occupation                                            Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)    William Joseph Maier Professor of Political Economy, Harvard    Trustee, Mellon Institutional
                             University (1972 - present)                                     Funds Investment Trust and
                                                                                             Mellon Institutional Funds
                                                                                             Master Portfolio (oversaw
                                                                                             17 portfolios in fund com-
                                                                                             plex) (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)    Founding Director, Vice President and Corporate Secretary,      None
                             The Winthrop Group, Inc. (consulting firm) (1982 - present);
                             Desautels Faculty of Management, McGill University (1999 -
                             present); and Manager of Research Operations and Organiza-
                             tional Learning, Xerox PARC, Xerox's Advance Research Cen-
                             ter (1990 - 1994)
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)         Chairman and Chief Executive Officer, Quadriserv, Inc. (tech-   Director, Broadridge Finan-
                             nology products for securities lending industry) (2008 -        cial Solutions, Inc. (investor
                             present); private investor (2004 - 2008); and Senior Execu-     communications and securi-
                             tive Vice President, The Bank of New York (financial and        ties processing provider for
                             securities services) (1986 - 2004)                              financial services industry)
                                                                                             (2009 - present); and
                                                                                             Director, Quadriserv, Inc.
                                                                                             (2005 - present)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)     President and Chief Executive Officer, Newbury, Piret & Com-    Director of New America
                             pany, Inc. (investment banking firm) (1981 - present)           High Income Fund, Inc.
                                                                                             (closed-end investment
                                                                                             company) (2004 - present);
                                                                                             and member, Board of Gov-
                                                                                             ernors, Investment Company
                                                                                             Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     51

---------------------------------------------------------------------
                             Position Held   Length of Service
Name and Age                 With the Fund   and Term of Office
---------------------------------------------------------------------
Stephen K. West (83)         Trustee         Trustee since 2008.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                 Principal Occupation                                            Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)         Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -      Director, The Swiss Helvetia
                             present); and Partner, Sullivan & Cromwell LLP (prior to        Fund, Inc. (closed-end
                             1998)                                                           investment company); and
                                                                                             Director, AMVESCAP, PLC
                                                                                             (investment manager)
                                                                                             (1997 - 2005)
--------------------------------------------------------------------------------------------------------------------------

52   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

Fund Officers

-------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
-------------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                 Principal Occupation                                            Held by this Officer
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer         None
                             since January 2008 and Secretary of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer
                             Funds from September 2003 to May 2010; and Vice Presi-
                             dent and Senior Counsel of Pioneer from July 2002 to
                             December 2007
------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006         None
                             and Assistant Secretary of all the Pioneer Funds since June
                             2010; Manager - Fund Governance of Pioneer from Decem-
                             ber 2003 to November 2006; and Senior Paralegal of
                             Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary      None
                             of all the Pioneer Funds since June 2010; and Vice President and Counsel at State Street Bank from October 2004 to June
                             2007
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President - Fund Accounting, Administration and Con-       None
                             trollership Services of Pioneer; Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration      None
                             and Controllership Services of Pioneer; and Assistant Trea-
                             surer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration       None
                             and Controllership Services of Pioneer; and Assistant Trea-
                             surer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     53

------------------------------------------------------------------------------
                             Position Held              Length of Service
Name and Age                 With the Fund              and Term of Office
------------------------------------------------------------------------------
David F. Johnson (32)        Assistant Treasurer        Since 2009. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief Compliance Officer   Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                 Principal Occupation                                            Held by this Officer
------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Fund Administration Manager - Fund Accounting, Administra-      None
                             tion and Controllership Services since November 2008;
                             Assistant Treasurer of all of the Pioneer Funds since January
                             2009; and Client Service Manager - Institutional Investor
                             Services at State Street Bank from March 2003 to March
                             2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Chief Compliance Officer of Pioneer and of all the Pioneer      None
                             Funds since March 2010; Director of Adviser and Portfolio
                             Compliance at Pioneer since October 2005; and Senior
                             Compliance Officer for Columbia Management Advisers, Inc.
                             from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------

54   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

                           This page for your notes.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     55

                           This page for your notes.

56   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

                           This page for your notes.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     57

                           This page for your notes.

58   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

                           This page for your notes.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/11     59

                           This page for your notes.

60   Pioneer Growth Opportunities Fund | Annual Report | 12/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's seven series, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $76,172 in 2011 and $101,158 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $16,580in 2011 and $24,870 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2011 and 2010, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $16,580 in 2011 and $24,870 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2012

* Print the name and title of each signing officer under his or her signature.